As filed with the Securities and Exchange Commission on February 11, 2008

Securities Act  File  No.  33-98358

Investment Company Act File No. 811-9116

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act of 1933	☒
Post-Effective Amendment No. 19	☒

Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 24	☒

VAN WAGONER FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Address of Principal Executive Office)

(415) 981-9742

(Registrant’s Telephone Number, Including Area Code)

SUSAN FREUND

Van Wagoner Funds, Inc.

3 Embarcadero Center, Suite 1120

San Francisco, CA 94111

(Name and Address of Agent for Service)

Copies to:

MARK D. PERLOW

Kirkpatrick & Lockhart Preston Gates Ellis LLP

55 Second Street, Suite 1700

San Francisco, CA 94105

Telephone:  (415) 249-1070

Facsimile:  (415) 882-8220

It is proposed that the filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

Prospectus

dated April [XX], 2008

•	Small-Cap Growth Fund
•	Growth Opportunities Fund
•	Emerging Growth Fund
•	Post-Venture Fund
•	Technology Fund
•	Mid-Cap Growth Fund

1-800-228-2121

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

[Logo]

Table of Contents

The Funds
What you should know about each Fund’s investment strategies, risks, performance and expenses
Small-Cap Growth Fund
Growth Opportunities Fund
Emerging Growth Fund
Post-Venture Fund
Technology Fund
Mid-Cap Growth Fund
Research Process
Other Policies and Risks
Management

Your Investment
Opening and maintaining your Van Wagoner account
How Shares Are Priced
Establishing an Account
Opening an Account
Buying Shares
Selling Shares
Exchanging Shares
Other Purchase, Redemption and Exchange Policies
Dividends, other Distributions and Taxes
12b-1 Fees

Shareholder Services

Financial Highlights

Learn More

www.vanwagoner.com

Van Wagoner Funds Table of Contents

New Developments and Important News for Shareholders

After careful consideration, your Board of Directors has approved important changes that may impact each of the Funds in the coming year.  First, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, which have been in the process of liquidation since March 1, 2003, will be re-opened to new investors as of the date of this Prospectus.  These Funds will continue, however, to invest primarily in high quality short-term money market funds or instruments until shareholders approve new advisory arrangements for these Funds, as described below.  During this time, the interest earned by these Funds on their investments may be less than the Funds’ expenses (which are subject to a conditional expense cap of 3.99% of these Funds’ average daily net assets).  If shareholders do not approve new advisory arrangements for these Funds, the Board will consider available options, which may include liquidating these Funds.

Second, the Board has approved new advisory agreements with Van Wagoner Capital Management, Inc. (“VWCM” or the “Adviser”) and new subadvisory agreements with Husic Capital Management (“Husic”) and Insight Capital Research & Management, Inc. (“Insight”) for the Funds.  These agreements, however, will not take effect unless they are also approved by Fund shareholders at meetings to be held in 2008.  The Board has not, as of the date of this Prospectus, determined record or meeting dates for these meetings.  If approved by shareholders, each of the Funds would have new investment advisory arrangements, as outlined in the table below:

Fund	Current adviser	If approved, new advisers
Small-Cap Growth Fund	VWCM	Adviser: VWCM Subadviser: Insight
Growth Opportunities Fund	VWCM	Adviser: VWCM Subadviser: Husic
Emerging Growth Fund	VWCM	Adviser: VWCM Subadviser: Insight
Post-Venture Fund	none	Adviser: VWCM Subadviser: Husic
Technology Fund	none	Adviser: VWCM Subadviser: Insight
Mid-Cap Growth Fund	none	Adviser: VWCM*

*  If new advisory arrangements for the Mid-Cap Growth Fund are approved by its shareholders, it would implement its investment program by investing primarily in shares of other investment companies (commonly known as a “fund of funds”).

In light of these proposed changes, important information about VWCM, Husic and Insight, as well as the Funds’ investment programs under the proposed advisory arrangements, is presented below.  Please see the description of each Fund, as well as “Van Wagoner Funds Management – Information About the Proposed Subadvisers.”  There may be other changes, including changes to the Funds’ names, which would be communicated to shareholders at a later date and would appear in subsequent updates to the Prospectus.  Note, however, that none of these changes would take effect unless the new advisory arrangements are approved by shareholders.  More information about the proposed advisory agreements, VWCM, Husic and Insight will be available in proxy materials circulated in connection with the shareholder meetings.

The proxy materials will contain other important proposals affecting the Funds.  For example, the Funds will likely seek shareholder approval to operate as “manager of managers” Funds, whereby the Funds and VWCM would be able to hire, terminate and replace subadvisers without seeking separate shareholder approval for such actions.  If shareholder approval for this change is obtained, the Funds would still be required to obtain exemptive relief from the Securities and Exchange Commission (through an order or by rule, if adopted) to operate in this manner, and would be subject to the conditions of such relief.  More information about other important proposals will be available in proxy materials circulated by the Funds in connection with the shareholder meetings.

Van Wagoner Small-Cap Growth Fund

Investment Objective

Capital appreciation

Main Strategies

The Small-Cap Growth Fund invests primarily (at least 80% of its total assets) in common stocks of small companies that the Adviser believes have the potential to be the market leaders of the future.  A small company is one that has a market capitalization that ranges from the smallest to the largest companies in the Russell 2000 Growth Index at the time of purchase.  The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase, and will be in compliance with its 80% threshold in these cases.

The Fund bases investment buy and sell decisions on:

•      Intensive company-specific research, which includes on-site visits

•      Interviews with management, customers, competitors and suppliers

•      Review of analysis by brokerage houses, industry consultants, trade publications and other sources

The Adviser looks for companies with strong management teams and the ability to grow significantly over the next several years.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Fund may sell stocks short to try to achieve its investment objective.

Main Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the Adviser may select stocks that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Common stock prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate, and you could lose money.

The types of companies in which the Fund invests present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When small-cap investing is out of favor, the Fund’s share price may decline, even though the companies the Fund holds have sound fundamentals. Also, small-cap companies may still be developing. They may lack the management experience, financial resources, product diversity and competitive strengths of larger companies and may be traded less frequently. There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies. They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Investments within a single industry or sector would be highly affected by developments within that industry or sector.  Because a number of the Fund’s investments are in the technology sector, the Fund is particularly affected by developments in this sector, and the Fund is subject to greater risk than a fund that invests in a broader range of industries.  Likewise, the Fund may be subject to greater market fluctuation than an investment in other funds.

The Fund’s investment performance will suffer if a security that it has sold short appreciates in value.  The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds. High portfolio turnover will result in increased realized gains (or losses) to shareholders. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

In general, the Fund is likely to be significantly more volatile than the S&P 500® Index.

New Developments Impacting the Small-Cap Growth Fund

As described above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of Insight to provide investment advice to the Fund.  Until these new advisory arrangements are approved, the Adviser will continue to manage the Fund, in accordance with the strategies described above.  If Insight is approved as the Fund’s subadviser, it would be responsible for making investment decisions for the Fund.  At this time, the Fund’s name and investment program would also change, and it is expected that it would follow the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund seeks capital appreciation by investing in fast-growing companies in all market capitalization ranges.  The Fund invests in securities of companies that have the potential for above average long-term growth.

The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing, and have strong management teams and financial resources.  Such companies may include larger, established firms taking their existing products or services in a new direction, or smaller, emerging growth companies who are developing new products or services.  The subadviser looks for these growth opportunities in every industry, and the Fund could have a portion of its assets invested in technology and technology-related stocks. The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.

The subadviser’s philosophy of stock selection involves a three-step process and combines quantitative reviews with fundamental and performance analysis to select investments for the Fund.  The first step is a proprietary quantitative process that identifies companies for further research based on their stock prices’ relative performance and variance against a benchmark.  The second and most intensive step involves fundamental stock analysis that seeks out companies with strong, sustainable growth in sales and earnings.  The subadviser looks for defensible competitive advantages, rapidly growing markets, and value-maximizing management by analyzing, among other things, a company’s debt leverage, margin improvement, cash generation, balance sheet strength, overall quality of earnings and assets, and how successful it has been in reinvesting profits.  The subadviser gathers information about a company from various sources, including a company’s documents and filings and through meetings with company management.  The third step involves price performance analysis, where the subadviser reviews a stock’s trading history and analyzes the relative strength of a stock’s performance returns over different periods.  Throughout this process, the subadviser looks for companies with strong management teams and the ability to grow significantly over the next several years.

While the Fund invests primarily in common stocks, it may also invest in real estate investment trusts (REITs), publicly traded partnerships, and American Depositary Receipts (ADRs) and other similar types of securities representing securities of issuers based in foreign countries.  The Fund may invest in securities traded over-the-counter (OTC).

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests, including technology and technology-related stocks, are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The types of companies in which the Fund invests present additional risks.  Although not a small-cap fund, the Fund may invest a portion of its assets in the securities of smaller companies.  When small-cap or growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Because small companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks.  Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser.  Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Because the Fund may occasionally invest in securities of foreign companies, the Fund is subject to further risks.  For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment.  Further, because the Fund may invest in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates.  Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.  These risks are higher for emerging markets investments.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 3000 Growth Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Small-Cap Growth Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	(48.38)% 1st quarter 2001]
[BEST QUARTER	55.18% 4th quarter 2001]

Average Annual Total Return (as of 12/31/07)

Small-Cap Growth Fund	1 Year		5 Years		10 Years
Return Before Taxes	[	]%	[	]%	[	]%
Return After Taxes on Distributions(1)	[	]%	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[	]%	[	]%	[	]%
Russell 2000 Growth Index (3)	[	]%	[	]%	[	]%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)   [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)   The Russell 2000 Growth Index is a capitalization-weighted index that consists of companies with higher price-to-book ratios and higher forecasted growth within the Russell 2000 Index.  The index measures the small-capitalization growth sector of the U.S. equity market.  It is a subset of the Russell 2000 Index.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Small-Cap Growth Fund.  Smaller accounts may be subject to a $24 account fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)   Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[	]%
Distribution (12b-1) Fees(2)	[	]%
Other Expenses	[	]%
Total Annual Fund Operating Expenses(3)	[	]%

(1)   The Management Fees paid to the Adviser for providing services to the Fund consist of a basic annual fee rate of 1.25% of the Fund’s average net assets over a rolling performance period plus or minus a performance adjustment.  For purposes of the above table, Management Fees paid to the Adviser are expressed as a percentage of the Fund’s average net assets during 2007, not the average net assets over the rolling performance period.  During 2007, the performance adjustment was negative.  Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because the Fund’s average net assets during the performance period exceeded the Fund’s average net assets during 2007.  Effective July 1, 2006, the Adviser voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets.

(2)   The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

(3)   As a result of the Adviser’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced.  In addition, one or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund.  Such payments would have the effect of reducing Total Annual Fund Operating Expenses.  These arrangements, however, may decrease the number of brokers through which the Fund executes transactions.  Total Annual Fund Operating Expenses in 2007 after giving effect to the Adviser’s voluntary fee waiver and broker payments were [      %].

*      As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of a new subadviser to provide investment advice to the Fund.  The Adviser, if a new investment advisory agreement is approved by shareholders, would continue to serve as the Fund’s investment adviser.  These proposals are expected to be considered by shareholders at meetings in 2008 and, if approved, would likely impact the Fund’s fees and expenses shown above (and thus the examples shown below).  Further information about the Fund’s management fees under the proposed advisory and subadvisory agreements will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposals are approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Small-Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Growth Opportunities Fund

Investment Objective

Capital appreciation

Main Strategies

The Growth Opportunities Fund seeks to invest in common stocks of growth companies that are already recognized as leaders in their industry, but are also known as innovators in their field.  The Fund looks for companies that are still growing, usually because of a new, improved or upgraded product, service or business operation.

The Fund bases investment buy and sell decisions on:

•      Intensive company-specific research, which includes on-site visits

•      Interviews with management, customers, competitors and suppliers

•      Review of analysis by brokerage houses, industry consultants, trade publications and other sources

The Fund invests in companies of all sizes.  The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Fund may sell stocks short to try to achieve its investment objective.

Main Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the Adviser may select stocks that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Common stock prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The types of companies in which the Fund invests present additional risks.  The market may value companies according to size, or market capitalization, rather than financial performance.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  Also, the growth companies in which the Fund invests may be developing or changing.  There may be less information available about these growth companies, and these companies may be more difficult to value than larger, more established companies. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Investments within a single industry or sector would be highly affected by developments within that industry or sector.  Because a number of the Fund’s investments are in the technology sector, the Fund is particularly affected by developments in this sector, and the Fund is subject to greater risk than a fund that invests in a broader range of industries.  Likewise, the Fund may be subject to greater market fluctuation than an investment in other funds.

The Fund’s investment performance will suffer if a security that it has sold short appreciates in value. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended.  This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

In general, the Fund is likely to be more volatile than the S&P 500® Index.

New Developments Impacting the Growth Opportunities Fund

As described above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of Husic to provide investment advice to the Fund.  Until these new advisory arrangements are approved, the Adviser will continue to manage the Fund, in accordance with the strategies described above.  If Husic is approved as the Fund’s subadviser, it would be responsible for making investment decisions for the Fund.  At this time, the Fund’s name and investment program would also change, and it is expected that it would follow the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund invests primarily in common stocks.  The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building concentrated portfolios (typically 20-25 holdings).  The Fund invests in companies of all sizes.  The Fund is not expected to have a high correlation to the equity markets generally, helping to diversify an investor’s portfolio.

The Fund invests in securities of companies that have the potential for above average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of companies that may be developing or changing.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return – namely increased volatility - than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 3000® Growth Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Growth Opportunities Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	(16.60)% 3rd quarter 2004]
[BEST QUARTER	17.46% 1st quarter 2006]

Average Annual Total Return (as of 12/31/07)

Growth Opportunities Fund	1 Year		Since Inception 3/1/03
Return Before Taxes	[	]%	[	]%
Return After Taxes on Distributions(1)	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[	]%	[	]%
Nasdaq Composite Index (3)	[	]%	[	]%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)   [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)   The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq-listed companies.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.  Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds.  There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Growth Opportunities Fund.  Smaller accounts may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee.  In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)   Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[	]%
Distribution (12b-1) Fees(2)	[	]%
Other Expenses	[	]%
Total Annual Fund Operating Expenses(3)	[	]%

(1)   The Management Fees paid to the Adviser for providing services to the Fund consist of a basic annual fee rate of 1.25% of the Fund's average net assets over a rolling performance period plus or minus a performance adjustment.  For purposes of the above table, Management Fees paid to the Adviser are expressed as a percentage of the Fund’s average net assets during 2007, not the average net assets over the rolling performance period.  During 2007, the performance adjustment was negative.  Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because the Fund’s average net assets during the performance period exceeded the Fund’s average net assets during 2007.  Effective July 1, 2006, the Adviser voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets.

(2)          The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s average daily net assets.

(3)          As a result of the Adviser’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced.  In addition, one or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund.  Such payments would have the effect of reducing Total Annual Fund Operating Expenses.  These arrangements, however, may decrease the number of brokers through which the Fund executes transactions.  Total Annual Fund Operating Expenses in 2007 after giving effect to the Adviser’s voluntary fee waiver and broker payments were [   %].

*                 As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of a new subadviser to provide investment advice to the Fund.  The Adviser, if a new investment advisory agreement is approved by shareholders, would continue to serve as the Fund’s investment adviser.  These proposals are expected to be considered by shareholders at meetings in 2008 and, if approved, would likely impact the Fund’s fees and expenses shown above (and thus the examples shown below).  Further information about the Fund’s management fees under the proposed advisory and subadvisory agreements will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposals are approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Growth Opportunities Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, including the management fees, remain the same.  Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Emerging Growth Fund

Investment Objective

Capital appreciation

Main Strategies

The Emerging Growth Fund invests primarily in common stocks of small-cap and mid-cap growth companies with the potential for above-average, long-term growth based on:

•                  Innovative products or services

•                  A unique strength in areas such as research, product development and marketing

•                  Strong management teams

•                  A strong financial position

The Fund bases investment buy and sell decisions on:

•                  Intensive company-specific research, which includes on-site visits

•                  Interviews with management, customers, competitors and suppliers

•                  Review of analysis by brokerage houses, industry consultants, trade publications and other sources

The Fund invests in companies of all sizes. The Fund prefers companies that are beginning a growth stage to established growth companies.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

The Fund may sell stocks short to try to achieve its investment objective.

Main Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the Adviser may select stocks that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Common stock prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money.

The small-cap and mid-cap companies in which the Fund invests present additional risks. The market may value companies according to size, or market capitalization, rather than financial performance. When small-cap and mid-cap stocks are out of favor, the Fund’s share price may decline even though the companies it holds have sound fundamentals. Also, these companies may be in the developmental stage or may be older companies undergoing significant changes. There may be less information available about these growth companies, and these companies may be more difficult to value than larger, more established companies. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Investments within a single industry or sector would be highly affected by developments within that industry or sector.  Because a number of the Fund’s investments are in the technology sector, the Fund is particularly affected by developments in this sector, and the Fund is subject to greater risk than a fund that invests in a broader range of industries.  Likewise, the Fund may be subject to greater market fluctuation than an investment in other funds.

The Fund’s investment performance will suffer if a security that it has sold short appreciates in value. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds. High portfolio turnover will result in increased realized gains (or losses) to shareholders. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

In general, this Fund is likely to be significantly more volatile than the S&P 500® Index.

New Developments Impacting the Emerging Growth Fund

As described above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of Insight to provide investment advice to the Fund.  Until these new advisory arrangements are approved, the Adviser will continue to manage the Fund, in accordance with the strategies described above.  If Insight is approved as the Fund’s subadviser, it would be responsible for making investment decisions for the Fund.  At this time, the Fund’s name and investment program would also change, and it is expected that it would follow the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund invests primarily in common stocks of growth companies that, at time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.  The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Fund invests in securities of companies that have the potential for above average long-term growth.

The subadviser looks for companies that are in the beginning stages of growth; companies that the subadviser believes are likely to grow significantly over the next few years.  The subadviser looks for these growth opportunities in every industry, and the Fund could have a portion of its assets invested in technology and technology-related stocks.  The companies in which the Fund invests may be in the developmental stage and may be subject to greater business risks and are more sensitive to economic conditions than larger, more established companies.

The subadviser’s philosophy of stock selection involves a three-step process and combines quantitative reviews with fundamental and performance analysis to select investments for the Fund.  The first step is a proprietary quantitative process that identifies companies for further research based on their stock prices’ relative performance and variance against a benchmark.  The second and most intensive step involves fundamental stock analysis that seeks out companies with strong, sustainable growth in sales and earnings.  The subadviser looks for defensible competitive advantages, rapidly growing markets, and value-maximizing management by analyzing, among other things, a company’s debt leverage, margin improvement, cash generation, balance sheet strength, overall quality of earnings and assets, and how successful it has been in reinvesting profits.  The subadviser gathers information about a company from various sources, including a company’s documents and filings and through meetings with company management.  The third step involves price performance analysis, where the subadviser reviews a stock’s trading history and analyzes the relative strength of a stock’s performance returns over different periods.  Throughout this process, the subadviser looks for companies with strong management teams and the ability to grow significantly over the next several years.

While the Fund invests primarily in common stocks, it may also invest in real estate investment trusts (REITs), publicly traded partnerships, and American Depositary Receipts (ADRs) and other similar types of securities representing securities of issuers based in foreign countries.  The Fund may invest in securities traded over-the-counter (OTC).

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests, including technology and technology-related stocks, are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of small- and, at times, mid-sized companies.  When small-cap or growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Because small companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks.  Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser.  Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Because the Fund may occasionally invest in securities of foreign companies, the Fund is subject to further risks.  For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment.  Further, because the Fund may invest in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates.  Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.  These risks are higher for emerging markets investments.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 2000 Growth Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Emerging Growth Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions.  Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	(60.01)% 3rd quarter 2001]
[BEST QUARTER	87.83% 4th quarter 2001]

Average Annual Total Return  (as of 12/31/07)

Emerging Growth Fund	1 Year		5 Years		10 Years
Return Before Taxes	[	]%	[	]%	[	]%
Return After Taxes on Distributions(1)	[	]%	[	]%	[	]%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[	]%	[	]%	[	]%
Nasdaq Composite Index(3)	[	]%	[	]%	[	]%

(1)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)   [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)   The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq-listed companies.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Emerging Growth Fund.  Smaller accounts may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee.  In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)          Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[	]%
Distribution (12b-1) Fees(2)	[	]%
Other Expenses	[	]%
Total Annual Fund Operating Expenses(3)	[	]%

(1)   The Management Fees paid to the Adviser for providing services to the Fund consist of a basic annual fee rate of 1.25% of the Fund’s average net assets over a rolling performance period plus or minus a performance adjustment.  For purposes of the above table, Management Fees paid to the Adviser are expressed as a percentage of the Fund’s average net assets during 2007, not the average net assets over the rolling performance period.  During 2007, the performance adjustment was negative.  Notwithstanding the negative performance, the Management Fees for purposes of the above table exceeded 1.25% because the Fund’s average net assets during the performance period exceeded the Fund’s average net assets during 2007.  Effective July 1, 2006, the Adviser voluntarily waived all management fees in excess of 1.00% of current average net assets resulting in management fees in 2007 equal to 1.00% of current average net assets.

(2)   The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s average daily net assets.

(3)   As a result of the Adviser’s voluntary waiver of management fees, Total Annual Fund Operating Expenses were reduced.  In addition, one or more brokers through which the Fund executes portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Fund.  Such payments would have the effect of reducing Total Annual Fund Operating Expenses.  These arrangements, however, may decrease the number of brokers through which the Fund executes transactions.  Total Annual Fund Operating Expenses in 2007 after giving effect to the Adviser’s voluntary fee waiver and broker payments were [      %].

*      As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of a new subadviser to provide investment advice to the Fund.  The Adviser, if a new investment advisory agreement is approved by shareholders, would continue to serve as the Fund’s investment adviser.  These proposals are expected to be considered by shareholders at meetings in 2008 and, if approved, would likely impact the Fund’s fees and expenses shown above (and thus the examples shown below).  Further information about the Fund’s management fees under the proposed advisory and subadvisory agreements will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposals are approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Post-Venture Fund

Investment Objective

Capital appreciation.  The Fund was, until recently, in the process of liquidation and thus has invested all of its assets in money market funds or instruments.  Until the time that shareholders approve new advisory and subadvisory agreements for the Fund, it will not be able to achieve its investment objective to the extent it invests in money market funds or instruments, since these securities earn interest but do not appreciate in value.

Main Strategies

The Post-Venture Fund will invest primarily in high quality short-term money market funds or instruments.

Main Risks

The interest earned on the short-term money market funds or instruments may be less than the expenses of the Fund (which are subject to a conditional expense cap of 3.99% of the Fund’s average daily net assets).

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  We cannot guarantee that the Fund will achieve its investment objective.

New Developments Impacting the Post-Venture Fund

The Fund, until recently, has been in the process of liquidating.  As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of the Adviser (who, until April 30, 2003, served as the Fund’s investment adviser) and a new subadviser (Husic) to provide investment advice to the Fund.  Until the Adviser and Husic are approved by shareholders, the Fund will continue to invest primarily in high quality short-term money market funds or instruments and will not be able to achieve its investment objective during this time.

If a new advisory agreement and a new subadvisory agreement are approved by shareholders, it is expected that the Fund’s name and investment program would change.  At this time, but not before, it is expected that the Fund would then be able to seek its investment objective of capital appreciation by following the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund invests primarily in common stocks of growth companies that, at the time of purchase, have market capitalizations generally in excess of $10 billion.  The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building portfolios (typically 40-50 holdings).  Up to 50% of the Fund’s assets may be concentrated in the top ten holdings, with the Fund seeking to outperform the Russell 1000® Growth Index.

The Fund invests in securities of companies that have the potential for above average long-term growth.  The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources.  The subadviser looks for these growth opportunities in every industry.  The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks.  The subadviser seeks to identify fundamental or secular changes at companies or within an industry early.  Target investments are companies that, in the subadviser’s opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants.  These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of companies that may be developing or changing.  When growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund.  A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return —namely increased volatility - than would be the case in a diversified fund holding a larger number of securities.  Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks.  If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell 1000 Growth Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Post-Venture Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.  Further, please note that the Fund has been in the process of liquidation and invested primarily in high quality short-term money market funds or instruments since March 1, 2003.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	[(60.03)% 1st quarter 2001]
[BEST QUARTER	[81.23% 4th quarter 2001]

Average Annual Total Return (as of 12/31/07)

Post-Venture Fund	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]%
Return After Taxes on Distributions(1)	[ ]	%	[ ]	%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[ ]	%	[ ]	%	[ ]%
Citigroup 3-Month U.S. Treasury Bill Index(3)	[ ]	%	[ ]	%	[ ]%

(1)          After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)          [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)          The Citigroup 3-Month U.S. Treasury Bill Index is an index of three-month Treasury bills.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, brokerage commissions, expenses or taxes.  Before the Fund began the process of liquidation, the Fund’s indexes were the Nasdaq Industrial Index and the Nasdaq Composite Index.  If the Fund’s new advisory arrangements described above are approved by its shareholders, in light of the changes to the Fund’s strategies and risks, the Fund’s benchmark would become the Russell 1000 Growth Index.  It is not possible to invest directly in an index.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van

Wagoner Post-Venture Fund.  Smaller accounts may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)                 Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[0.00]	%
Distribution (12b-1) Fees(2)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)          The Officers and Board of Directors currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.

(2)          The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

*                 As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of a new subadviser to provide investment advice to the Fund.  The Adviser, if a new investment advisory agreement is approved by shareholders, would serve as the Fund’s investment adviser.  These proposals are expected to be considered by shareholders at meetings in 2008 and, if approved, would likely result in an increase in the Fund’s expense ratio (before waivers and reimbursements) shown above.

                        However, the Adviser has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets.  The expense limit agreement will remain in effect through December 31, 2008.

                        Further information about the Fund’s management fees under the proposed advisory and subadvisory agreements will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposals are approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Post-Venture Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Technology Fund

Investment Objective

Capital appreciation.  The Fund was, until recently, in the process of liquidation and thus has invested all of its assets in money market funds or instruments.  Until the time that shareholders approve new advisory and subadvisory agreements for the Fund, it will not be able to achieve its investment objective to the extent it invests in money market funds or instruments, since these securities earn interest but do not appreciate in value.

Main Strategies

The Technology Fund will invest primarily in high quality short-term money market funds or instruments.

Main Risks

The interest earned on the short-term money market funds or instruments may be less than the expenses of the Fund (which are subject to a conditional expense cap of 3.99% of the Fund’s average daily net assets).

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  We cannot guarantee that the Fund will achieve its investment objective.

New Developments Impacting the Technology Fund

The Fund, until recently, has been in the process of liquidating.  As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of the Adviser (who, until April 30, 2003, served as the Fund’s investment adviser) and a new subadviser (Insight) to provide investment advice to the Fund.  Until the Adviser and Insight are approved by shareholders, the Fund will continue to invest primarily in high quality short-term money market funds or instruments and will not be able to achieve its investment objective during this time.

If a new advisory agreement and a new subadvisory agreement are approved by shareholders, it is expected that the Fund’s name and investment program would change.  At this time, but not before, it is expected that the Fund would then be able to seek its investment objective of capital appreciation by following the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund invests primarily in common stocks of growth companies that, at time of purchase, have market capitalizations between the smallest and largest companies in the Russell MidCap Growth Index.  The Fund may continue to hold securities of companies whose market capitalizations fall outside this range as a result of market action after a security’s purchase.  The Fund invests in securities of companies that have the potential for above average long-term growth.

The subadviser looks for companies that are in the mid-cycle of their growth phase – established firms that are still growing.  The subadviser looks for these growth opportunities in every industry, and the Fund could have a portion of its assets invested in technology and technology-related stocks. The companies in which the Fund invests may be in the developmental stage or may be more established companies undergoing significant changes.  As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser’s philosophy of stock selection involves a three-step process and combines quantitative reviews with fundamental and performance analysis to select investments for the Fund.  The first step is a proprietary quantitative process that identifies companies for further research based on their stock prices’ relative performance and variance against a benchmark.  The second and most intensive step involves fundamental stock analysis that seeks out companies with strong, sustainable growth in sales and earnings.  The subadviser looks for defensible competitive advantages, rapidly growing markets, and value-maximizing management by analyzing, among other things, a company’s debt leverage, margin improvement, cash generation, balance sheet strength, overall quality of earnings and assets, and how successful it has been in reinvesting profits.  The subadviser gathers information about a company from various sources, including a company’s documents and filings and through meetings with company management.  The third step involves price performance analysis, where the subadviser reviews a stock’s trading history and analyzes the relative strength of a stock’s performance returns over different periods.  Throughout this process, the subadviser looks for companies with strong management teams and the ability to grow significantly over the next several years.

While the Fund invests primarily in common stocks, it may also invest in real estate investment trusts (REITs), publicly traded partnerships, and American Depositary Receipts (ADRs) and other similar types of securities representing securities of issuers based in foreign countries.  The Fund may invest in securities traded over-the-counter (OTC).

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change.  The sectors of the stock market in which the Fund invests, including technology and technology-related stocks, are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The types of companies in which the Fund invests present additional risks.  The Fund invests its assets in the securities of mid-sized companies that may be developing or changing.  When mid-cap or growth investing is out of favor, the Fund’s share price may decline even though the companies the Fund holds have sound fundamentals.  The prices of mid-sized companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because these companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about mid-cap companies, and mid-cap companies may be more difficult to value than larger companies, particularly where the company is undergoing significant change.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply.

Because mid-cap companies may have fewer shares of stock outstanding, the ability to trade their securities may be affected by a lack of buyers and sellers in these stocks.  Some of the securities held by the Fund may be difficult or impossible to sell at the time and price desired by the subadviser.  Accordingly, the Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity.  This lack of liquidity increases the Fund’s risk to adverse market movements in the prices of these stocks.

Because the Fund may occasionally invest in securities of foreign companies, the Fund is subject to further risks.  For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment.  Further, because the Fund may invest in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates.  Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities.  These risks are higher for emerging markets investments.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the Russell MidCap Growth Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Technology Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.  Further, please note that the Fund has been in the process of liquidation and invested primarily in high quality short-term money market funds or instruments since March 1, 2003.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	[(60.38% 1st quarter 2001]
[BEST QUARTER	[80.32% 4th quarter 2001]

Average Annual Total Return (as of 12/31/07)

Technology Fund	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions(1)	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[ ]	%	[ ]	%	[ ]	%
Citigroup 3-Month U.S. Treasury Bill Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)          After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)          [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)          The Citigroup 3-Month U.S. Treasury Bill Index is an index of three-month Treasury bills.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, brokerage commissions, expenses or taxes.  Before the Fund began the process of liquidation, the Fund’s indexes were the Morgan Stanley High-Technology 35 Index and the S&P 500® Composite Stock Index.  If the Fund’s new advisory arrangements described above are approved by its shareholders, in light of the changes to the Fund’s strategies and risks, the Fund’s benchmark would become the Russell MidCap Growth Index.  It is not possible to invest directly in an index.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Technology Fund.  Smaller accounts may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee.  In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)                 Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[0.00]	%
Distribution (12b-1) Fees(2)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)          The Officers and Board of Directors currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.

(2)          The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

*                 As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of a new subadviser to provide investment advice to the Fund.  The Adviser, if a new investment advisory agreement is approved by shareholders, would serve as the Fund’s investment adviser.  These proposals are expected to be considered by shareholders at meetings in 2008 and, if approved, would likely result in an increase in the Fund’s expense ratio (before waivers and reimbursements) shown above.

                        However, the Adviser has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets.  The expense limit agreement will remain in effect through December 31, 2008.

                        Further information about the Fund’s management fees under the proposed advisory and subadvisory agreements will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposals are approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Technology Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Mid-Cap Growth Fund

Investment Objective

Capital appreciation.  The Fund was, until recently, in the process of liquidation and thus has invested all of its assets in money market funds or instruments.  Until the time that shareholders approve a new advisory agreement for the Fund, it will not be able to achieve its investment objective to the extent it invests in money market funds or instruments, since these securities earn interest but do not appreciate in value.

Main Strategies

The Mid-Cap Growth Fund will invest primarily in high quality short-term money market funds or instruments.

Main Risks

The interest earned on the short-term money market funds or instruments may be less than the expenses of the Fund (which are subject to a conditional expense cap of 3.99% of the Fund’s average daily net assets).

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  We cannot guarantee that the Fund will achieve its investment objective.

New Developments Impacting the Mid-Cap Growth Fund

The Fund, until recently, has been in the process of liquidating.  As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, new advisory arrangements for the Fund, including the retention of the Adviser (who, until April 30, 2003, served as the Fund’s investment adviser) to provide investment advice to the Fund.  Until the Adviser is approved by shareholders, the Fund will continue to invest primarily in high quality short-term money market funds or instruments and will not be able to achieve its investment objective during this time.

If a new advisory agreement is approved by shareholders, it is expected that the Fund’s name and investment program would change.  At this time, but not before, it is expected that the Fund would then be able to seek its investment objective of capital appreciation by following the strategies described below, and the Fund would be subject to the main risks described below:

Main Strategies:

The Fund seeks to provide long-term capital appreciation while managing risk.  The Fund is a “fund of funds” and will invest in other mutual funds or exchange-traded funds (“ETFs”), including actively-managed ETFs, that have one or more of the following characteristics: strong performance, reasonable risk-adjusted returns, consistent management styles, or a relatively low correlation to the U. S. equity market.

The Fund will invest in a relatively limited number of other mutual funds and ETFs with the goal of providing diversification in order to reduce risk without sacrificing performance.  Mutual fund diversification does not assure or guarantee better performance and cannot eliminate the risk of investment loss.  The Fund allocates its investments among mutual funds and ETFs with strategies that may include merger arbitrage, long/short equity, absolute returns or alternative investment strategies.  The percentage allocated to each category varies within ranges, based on each strategy’s relative performance, volatility and correlation to other categories within the portfolio.

The Adviser selects underlying funds and allocates the assets of the Fund among the underlying funds.  The Adviser reviews a wide range of factors in evaluating each underlying fund including, but not limited to, past investment performance during various market conditions, investment strategies and processes, composition of portfolios, risk management procedures, reputation, experience and training of key personnel, and correlation of results with other underlying funds.  As part of its due diligence process, the Adviser conducts a review of each underlying fund, and its manager’s investment process and organization.

The underlying funds may use a variety of investment techniques to hedge the funds against various risks or other factors that generally affect the values of portfolio securities as well as for non-hedging purposes.  These techniques may involve the use of derivative transactions, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  As a result, the underlying funds may simultaneously take long and short positions on similar securities for which there exists an attractive spread relative to their valuations.  The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tends to cancel out the effect of general market movements on the securities.  In an instance where a position is entered into that is long only or short only, such positions are taken for non-hedging purposes.  Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%.  High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance. Similarly, the underlying funds may also engage in short-term trading.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down.  This may occur because the value of the investments in which the Fund invests is falling.  Also, the Adviser may select underlying funds that underperform the stock market or other funds with similar investment objectives and strategies.  We cannot guarantee that the Fund will achieve its investment objective.

The value of underlying funds rise and fall as market and economic conditions change.  The underlying funds are particularly volatile.  The value of your Fund shares will fluctuate and you could lose money.

The Fund is a ‘fund of funds,’ and invests primarily in the shares of registered open-end investment companies, including ETFs.  Thus, the Fund is affected by the performance of the underlying funds.  Investing in investment companies does not eliminate investment risk.

You should recognize that you may invest directly in mutual funds.  By investing in mutual funds indirectly through the Fund, you will bear both your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds.  In addition, you will bear your proportionate share of expenses related to the distribution of a Fund’s shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares.  The Fund may invest in underlying funds that charge a “sales load,” and may incur brokerage commissions and other sales charges.  The Fund will seek to minimize such charges, but they can reduce the Fund’s investment results.

ETFs trade on securities exchanges, and the market price of such securities may not correspond exactly with the net asset value of the investment company.  Index-based ETFs own stocks or bonds included in a particular index and changes in the market price of ETFs (before deducting the ETFs’ expenses) are generally expected to track the movement of the associated index relatively closely.  However, the price movement of index-based ETFs may not perfectly parallel the price movement of the associated indexes.  Actively-managed ETFs, however, do not track an index but rather are managed in a similar manner as actively-managed mutual funds; like such funds, actively-managed ETFs’ net asset values may be different from that of any index.

In managing the Fund, the Adviser has the authority to select and allocate assets among underlying funds.  The Fund is subject to the risk that the Adviser’s decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.

The Fund will invest in a relatively limited number of other mutual funds and ETFs.  As a result, increases or decreases in the value of any of the individual underlying funds owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a fund holding a larger number of underlying funds.  Therefore, the value of the Fund will depend on the performance of the relatively limited number of managers who advise the underlying funds.  If the underlying funds in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of underlying funds.

In addition to the risks noted above, the underlying funds in which the Fund invests are subject to a number of risks, including the following:

Aggressive Investment Risks.  The underlying funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions.  Although many of the underlying funds use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some underlying funds may use long only or short only strategies.  The absolute return strategies employed by some underlying funds generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivative Instruments Risks.  The underlying funds may invest in derivative instruments.  These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the underlying funds and therefore the Fund.  The underlying funds could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the underlying funds are unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Market Capitalization.  Companies may be categorized as having a small, medium, or large capitalization market value.  The Fund may invest in underlying funds that invest primarily in small- and medium-cap companies.  When investing in these companies is out of favor, the underlying funds’ share prices may decline even though the companies they hold have sound fundamentals.  The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities.  This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management.  There may be less information available about small-cap companies, and small-cap companies may be more difficult to value than larger companies.  They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.  As a result, their prices may rise and fall more sharply, and the value of the underlying funds may be more volatile and fluctuate independently from broader stock market indexes.

Concentration. The Fund may invest in underlying funds that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector would be highly affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries.  Also, the Fund’s investments in such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified underlying fund.

Diversification.  Some of the underlying funds in which the Fund may invest may be classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a significant portion of its assets in a small number of securities.  This may cause the market action of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.

Long/Short Selling Risk.  As part of its principal investment strategies, the Fund may invest in underlying funds that sell securities long or short.  There are risks involved with selling securities long or short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  Further. the underlying fund may be required to pay a premium, dividend or interest.

Market-Neutral Investing.  As part of its principal investment strategies, the Fund may invest in underlying funds that employ a market neutral investment strategy.  A market neutral investment strategy involves taking long and short positions in different stocks in an effort to insulate the underlying fund’s performance from the effects of general stock market movements.  The underlying fund’s long positions could decline in value while the value of the securities sold short could increase, thereby increasing the potential for loss.  It is also possible that the underlying fund’s combination of securities held long and short will fail to protect the fund from overall stock market risk.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.

Arbitrage.  The Fund may also invest in underlying funds that use a merger arbitrage investment strategy.  Merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  If an acquisition is called off or otherwise not completed, the underlying fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

Options, Futures and Options on Futures.  An underlying fund may use derivatives such as options on stock or bond indices, financial and currency futures contracts and related options, and currency options.  There is no guarantee such strategies will work.  The underlying funds also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over the counter market.  When options are purchased over the counter, the underlying funds bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the underlying funds may have difficulty closing out their positions.  If an underlying fund’s investment manager is not successful in employing such instruments in managing the fund’s investments, the fund’s performance will be worse than if it did not employ such strategies.

Swap Agreement Risks.  The underlying funds may enter into equity, interest rate, index and currency rate swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

Distressed Securities Risks.  The underlying funds may purchase securities of distressed companies.  Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long.  Some relative value trades are possible, selling short one class of a distressed company’s capital structure and purchasing another.  Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the underlying funds’ claims.

Privately Negotiated Options Risks.  The underlying funds may invest in privately negotiated options.  Each privately negotiated option will be based on an asset or a basket of securities selected by the underlying fund.  The counterparty to each privately negotiated option will typically be a financial institution (or an affiliate of a financial institution) that is experienced in the field of alternative investments.  Upon expiration or termination of a privately negotiated option, the underlying fund will be entitled to a cash payment from the counterparty if the value of the asset or basket at that time is favorable to the underlying fund in comparison to the exercise price for the privately negotiated option.  As with more traditional options, privately negotiated options will allow for the use of economic leverage.  Although the underlying fund may not be exposed to risk of loss in excess of its payment for a privately negotiated option, an underlying fund may incur losses that are magnified by the use of leverage and the payment of fees to the counterparty.  An underlying fund will also be exposed to the risk that the counterparty is unable to pay the settlement price upon the termination or expiration of a privately negotiated option.

Credit Risk.  The underlying funds may invest in debt obligations.  Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

Foreign Securities Risks.  The underlying funds may invest in foreign securities and depository receipts relating to foreign securities.  Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets.  These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital.  The exposure of the underlying funds to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

Leveraging.  An underlying fund may borrow money to increase its holdings of portfolio securities.  Since a mutual fund must satisfy asset coverage requirements under the Investment Company Act of 1940, as amended, an underlying fund that leverages could be required to sell investments at an inopportune time to satisfy these requirements.  Leveraging also can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds.  High portfolio turnover will result in increased realized gains (or losses) to shareholders.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund’s investment strategies and risks, the Fund’s benchmark would change to the S&P 500 Index, the Lehman Brothers Intermediate Government/Credit Index and the 90-Day T-Bill Index.

Fund Performance

This bar chart and table give some indication of the risks and volatility of investing in the Mid-Cap Growth Fund by showing how its performance can change from year to year and how its average annual returns compare with those of a broad market index. The returns include the reinvestment of dividends and distributions. Please note that past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.  Investors should not expect the Fund to consistently achieve these returns in the future.  Further, please note that the Fund has been in the process of liquidation and invested primarily in high quality short-term money market funds or instruments since March 1, 2003.

Annual Total Returns of the Fund Years Ended 12/31

[WORST QUARTER	[(58.97% 1st quarter 2001]
[BEST QUARTER	[48.26% 4th quarter 2001]

Average Annual Total Return (as of 12/31/07)

Mid-Cap Growth Fund	1 Year		5 Years		10 Years
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions(1)	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	[ ]	%	[ ]	%	[ ]	%
Citigroup 3-Month U.S. Treasury Bill Index(3)	[ ]	%	[ ]	%	[ ]	%

(1)          After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)          [The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than both its returns before taxes and after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred.]

(3)          The Citigroup 3-Month U.S. Treasury Bill Index is an index of three-month Treasury bills.  This index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect deduction for fees, brokerage commissions, expenses or taxes.  Before the Fund began the process of liquidation, the Fund’s index was the S&P MidCap 400® Index.  If the Fund’s new advisory arrangements described above are approved by its shareholders, in light of the changes to the Fund’s strategies and risks, the Fund’s benchmarks would become the S&P 500 Index, the Lehman Brothers Intermediate Government/Credit Index and the 90-Day T-Bill Index.  It is not possible to invest directly in an index.

Fees and Expenses of the Fund

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Shareholder transaction expenses are direct expenses such as fees and sales loads that you pay when buying or selling shares of some mutual funds. There are no fees or sales loads charged to your account when you buy or sell shares of the Van Wagoner Mid-Cap Growth Fund.  Smaller accounts may be subject to a $24 account servicing fee, as noted below.  Further, if you sell shares and request your money by wire transfer, there is a $10 fee. In addition, there is a $15 annual maintenance fee for each IRA account.

Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets.  These expenses are borne indirectly by all shareholders.

Shareholder Fees

(paid directly from your investment)

Account Servicing Fee       $24(1)

(1)                 Applies to accounts with a balance of less than $2,500 ($1,000 for IRAs and UGMA/UTMA accounts).  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  See Account Servicing Fee under Establishing an Account for more details.

Annual Fund Operating Expenses *

(expenses that are deducted from Fund assets)

Management Fees(1)	[0.00]	%
Distribution (12b-1) Fees(2)	[ ]	%
Other Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

(1)          The Officers and Board of Directors currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.

(2)          The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

*                 As discussed above under “New Developments and Important News for Shareholders,” your Board has approved, subject to shareholder approval, the retention of the Adviser to provide investment advice to the Fund.  This proposal is expected to be considered by shareholders at meetings in 2008 and, if approved, would likely result in an increase in the Fund’s expense ratio (before waivers and reimbursements) shown above.

                        The Adviser has agreed to waive all or a portion of any advisory fees it may earn from the Fund, or to reimburse expenses, as necessary, in order to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which the Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets.  The expense limit agreement will remain in effect through December 31, 2008.

                        Further information about the Fund’s management fees under the proposed advisory agreement will be available in proxy materials circulated to shareholders in advance of the meetings.  In addition, if the proposal is approved, the Fund would restate the fee table above and examples below to reflect estimate fees and expenses of the Fund under its revised investment program.

This example is intended to help you compare the cost of investing in the Van Wagoner Mid-Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your net costs would be:

1 Year: $[ ]	3 Years: $[ ]	5 Years: $[ ]	10 Years: $[ ]

Van Wagoner Funds Research Process

Investment Decision Making

The Adviser makes investment decisions based on thorough research and years of investment experience. Following a rigorous investment process is crucial to its decision-making. When evaluating a company for the Small-Cap Growth Fund, the Growth Opportunities Fund or the Emerging Growth Fund, it considers the following:

•                  Fundamental research - speaking directly with company management, competition, suppliers, partners and customers is a key element to our stock selection

•                  Projected revenue and earnings growth of 20% or more, with respect to stock selection for the Small-Cap Growth and Emerging Growth Funds

•                  Market leadership and demonstrated ability to sustain above-average growth rates

•                  Strong business strategy

•                  Experienced and committed company management

Sell Strategy

•                  Failure of company to execute business strategy

•                  Development of unfavorable competitive dynamics

•                  Weakening economic environment and/or deteriorating growth in an industry

•                  Significant management selling of stock representing lack of confidence or commitment

The Adviser seeks out companies with both dedicated management teams and the ability to create innovative products and services and thrive in rapidly growing industries. If the Adviser has doubts as to a company’s ability to meet earnings expectations, the Adviser will re-evaluate that holding and may reduce or liquidate the position. Continual research is key to whether the Adviser increases, reduces or liquidates a position.

Van Wagoner Funds Other Policies and Risks

While each of the Van Wagoner Funds seeks capital appreciation under normal circumstances and is an aggressive growth fund, there are differences in Fund strategies, risks and performance, as described in this Prospectus.  Further, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund were, until recently, in the process of liquidation and, until the time that shareholders approve new advisory and/or subadvisory agreements for these Funds, will not be able to achieve their investment objectives to the extent they invest in money market funds or instruments since these securities earn interest but do not appreciate in value.  If new advisory arrangements for the Mid-Cap Growth Fund are approved by its shareholders, it would implement its investment program by investing primarily in shares of other investment companies, and these investment companies would be subject to the risks associated with the instruments below.

The Funds are designed for long-term investors who can accept frequent short-term ups and downs in their investment’s value.  Many factors affect the Funds’ performance.  The Funds’ share prices change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments.  The Funds’ reaction to these developments will be affected by the types of securities in which the Funds invest, the financial condition, industry and economic sector, and geographic location of an issuer, and the Funds’ level of investment in the securities of that issuer.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Equity Securities

The value of equity securities fluctuates in response to issuer, political, market, and economic developments.  In the short term, equity prices can fluctuate dramatically in response to these developments.  Different parts of the market and different types of equity securities can react differently to these developments.  For example, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks.  Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.  Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Industry Concentration

Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments.  In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

Issuer-Specific Risks

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value.  The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.  Smaller issuers can have more limited product lines, markets, or financial resources.

Money Market Instruments

In adverse markets, the Funds may take a temporary defensive position by investing up to 100% of their assets in high quality, short-term money market funds or instruments. The Funds will not be able to achieve their investment objective of capital appreciation to the extent they invest in money market funds or instruments since these securities earn interest but do not appreciate in value. The Funds may also use money market funds or instruments to have cash available to take advantage of investment opportunities, to pay expenses and to meet anticipated redemption requests.

Hedging Strategies

The Funds currently may use various hedging strategies, such as buying and selling options on particular securities or stock indices, in an effort to reduce market risk. However, options trading, for example, is a highly specialized activity that may increase investment risk because of the volatile nature of options. If a Fund buys a put or call option but does not exercise or close it before the option expires, the Fund will lose the premium it paid plus commission costs. Therefore, options trading may reduce return and/or increase volatility. The Funds’ hedging strategies and use of derivatives are volatile and involve significant risks, including:

• Leverage Risk – Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

• Basis Risk – Basis risk is the risk that the value of a derivative instrument does not react in parallel with the value of the underlying security.

• Credit Risk – Credit risk is the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.

• Currency Risk – Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

If the new advisory arrangements described above are approved by shareholders of the relevant Funds, none of the Funds would expect to utilize hedging strategies. However, many of the underlying funds in which the Mid-Cap Growth Fund expects to invest would use such hedging strategies. For more information about these strategies and the risks associated with these strategies, please see that Fund’s description above (if the new advisory arrangements are approved and the new investment program implemented) and the Statement of Additional Information.

Fund Objectives

The Board of Directors may change the Funds’ investment objectives without shareholder approval. Shareholders will receive no less than 60 days’ advance written notice of any such changes.

Capital Loss Carryovers

The Funds currently have capital loss carryovers (“CLCs”), in varying amounts, that expire over the next few years. The Funds will implement controls designed to assure that the tax benefits of the CLCs are available to investors with taxable accounts. There is no assurance that these controls will be effective. In the event that a Fund loses the benefits of the CLCs, the Fund affected would be entitled to limited tax benefits in the year of the loss, but would lose the full benefit of the tax loss carryovers in subsequent years. For more information, please see “Taxes” in the Statement of Additional Information.

Disclosure of Portfolio Holdings A description of the Funds’ policies and procedures relating to selective disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information and on the Funds’ website.

Additional Information

If you would like further information about a Fund, including how it invests, please see the Funds’ Statement of Additional Information, which is available upon request.

Van Wagoner Funds Management

Investment Adviser

The Small Cap-Growth Fund, Growth Opportunities Fund and Emerging Growth Fund are currently advised by Van Wagoner Capital Management, Inc., Three Embarcadero Center, Suite 1120, San Francisco, California 94111. The Adviser was organized on October 24, 1995, and supervises and manages these Funds, overseeing administration and making day-to-day investment decisions subject to policies set by the Board of Directors.

The Adviser terminated its investment advisory agreements with the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund effective April 30, 2003. The Officers and Board of Directors currently oversee these Fund’s investments primarily in high quality short-term money market funds or instruments without compensation. Accordingly, the discussion below relates only to the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund.

The Investment Advisory Agreement for the Growth Opportunities Fund became effective on March 1, 2003, the date of commencement of operations. New Investment Advisory Agreements for the Small-Cap Growth Fund and the Emerging Growth Fund became effective on September 1, 2003. For the most recent fiscal year, the Small-Cap Growth Fund, Growth Opportunities Fund, and Emerging Growth Fund paid the Adviser a management fee of [   ]%, [   ]% and [   ]% of each Fund’s respective current

average net assets. Effective July 1, 2006, the Adviser voluntarily waived its fees exceeding 1.00% of current average net assets. As a result, net fees paid to the Adviser were 1.00% of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund’s respective current average net assets.

Under the terms of each current Investment Advisory Agreement, the Adviser is compensated at a basic fee of 1.25% of each Fund’s average daily net assets. The basic fee rate may be adjusted upward or downward (by up to 0.25% of each Fund’s average daily net assets), depending on whether and to what extent the investment performance of each Fund for the relevant performance period, exceeds or is exceeded by, the performance of each Fund’s benchmark over the same period. The benchmark for the Small-Cap Growth Fund and Emerging Growth Fund is the Lipper Small-Cap Growth Funds Index. The Lipper Small-Cap Growth Funds Index is an equal dollar weighted index consisting of the largest mutual funds within the small-cap growth fund classification, as defined by Lipper, Inc. The benchmark for the Growth Opportunities Fund is the Lipper Mid-Cap Growth Funds Index. The Lipper Mid-Cap Growth Funds Index is an equal dollar weighted index consisting of the largest mutual funds within the mid-cap growth fund classification, as defined by Lipper, Inc.

The performance period for the Funds consists of the prior thirty-six (36) calendar months, and is also referred to as a rolling 36-month period. Each 0.10% difference of each Fund’s performance compared to the performance of the respective benchmark is multiplied by a performance adjustment of 0.025%, up to a maximum adjustment of 0.25% (as an annual rate).

Here are examples of how the adjustment would work for the Small-Cap Growth and Emerging Growth Funds (using annual rates):

Small-Cap Growth Fund (including advisory fee)	Emerging Growth Fund (including advisory fee)	Lipper Small-Cap Growth Funds Index	Basic Fee	Fee Adj.	Total Adv. Fee
8.00%	8.00%	9.00%	1.25%	(0.25)%	1.00%
9.00%	9.00%	9.00%	1.25%	0%	1.25%
9.00%	9.00%	8.00%	1.25%	0.25%	1.50%
(8.00)%	(8.00)%	(9.00)%	1.25%	0.25%	1.50%

Here are examples of how the adjustment would work for the Growth Opportunities Fund (using annual rates):

Growth Opportunities Fund (including advisory fee)	Lipper Mid-Cap Growth Funds Index	Basic Fee	Fee Adj.	Total Adv. Fee
8.00%	9.00%	1.25%	(0.25)%	1.00%
9.00%	9.00%	1.25%	0%	1.25%
9.00%	8.00%	1.25%	0.25%	1.50%
(8.00)%	(9.00)%	1.25%	0.25%	1.50%

The performance of each Fund is calculated based on each Fund’s net asset value per share after all expenses. Similarly, the Lipper Small-Cap Growth Funds Index and the Lipper Mid-Cap Growth Funds Index are calculated as an average of mutual funds and would reflect the performance of those funds after fees and expenses. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Funds are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment.

Because the adjustment to the basic fee is based on the comparative performance of each Fund and the record of their respective benchmark, the reason for any adjustment to the basic fee would not be whether the performance of each Fund is up or down, but whether it is up or down more or less than the performance record of the respective benchmark. Moreover, after the first 36 months of each Fund’s operations, the comparative investment record of the Funds will be based solely on the relevant 36-month performance period without regard to the cumulative performance over a longer or shorter period of time.

The advisory fee for each Fund and any adjustments are calculated once per month (but accrued daily based on the prior adjustment) and the entire advisory fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by each Fund that is higher than lower current performance would otherwise produce.

The Investment Advisory Agreements for each Fund permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid from the appropriate Fund.

A discussion regarding the basis for the Board of Director’s approval of the investment advisory contract is available in the Funds’ annual report to shareholders dated December 31, 2007.

If the new advisory arrangements described above are approved by shareholders, the Adviser would be responsible for overseeing the applicable Funds’ subadvisers, recommending the selection of subadvisers to the Funds’ Board of Directors, evaluating the performance of the subadvisers, monitoring changes at the subadvisers’ organizations, overseeing the operational aspects of the Funds and coordinating with the subadvisers with respect to diversification and other compliance responsibilities. The subadvisers would be responsible for implementing the Funds’ strategies, selecting individual securities and selecting brokers and dealers to execute transactions for the applicable Funds. The Adviser, if a new advisory agreement for the Mid-Cap Growth Fund is approved by its shareholders, would supervise and manage this Fund, overseeing administration and making day-to-day investment decisions for the Fund, subject to policies set by the Board of Directors.

Portfolio Manager of the Funds

Garrett R. Van Wagoner, President and a director of the Adviser, is Van Wagoner Capital Management’s sole shareholder. He is the portfolio manager for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund and is responsible for the day-to-day management of these Funds’ portfolios. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each Fund.

Mr. Van Wagoner has more than 30 years of experience as a securities analyst and portfolio manager and has provided research and portfolio management for the Van Wagoner Funds since 1995. From 1993 to 1995, he was portfolio manager of the Govett Smaller Companies Fund, a portfolio of the Govett Funds, Inc. Before that, he was senior vice president at Bessemer Trust, N.A., since 1982, where he was responsible for its emerging growth stock investment program.

The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not currently have a portfolio manager.

If a new advisory agreement for the Mid-Cap Growth Fund is approved by its shareholders, it is expected that Mr. Van Wagoner and Jay Jacobs, a member of the Board of Directors, would serve as co-portfolio managers of the Mid-Cap Growth Fund. Mr. Jacobs was also the Founder and Portfolio Manager for Crossover Venture Partners, a private managed long/short equity fund. Mr. Jacobs was a Founding Partner of Thomas Weisel Partners, starting with the firm in 1998 in Institutional Equity Sales and moving through the firm to his final position as Director for Thomas Weisel Asset Management working as a portfolio manager and a manager overseeing alternative and traditional investment strategies. From 1986 to 1998, he was a Founding Partner and Director of Sales with Wessels, Arnold and Henderson in Minneapolis, Minnesota.

Information About the Proposed Subadvisers

Husic Capital Management

Husic Capital Management, located at One Front Street, 36th Floor, San Francisco, California 94111, would, if approved by shareholders, provide investment subadvisory services to the Growth Opportunities Fund and the Post-Venture Fund, subject to the supervision of the Adviser and the Board. Husic is a California limited partnership formed in 1986 specializing in a growth equity style for many institutional and high-net worth clients. Husic actively manages small-, mid-, large- and all-cap portfolios, as well as market-neutral, classic hedge and concentrated growth portfolios. The Husic investment team is headed by Frank Husic. Husic’s general partner is Frank J. Husic & Company, a California corporation. Mr. Husic is Husic’s sole limited partner, and also controls Frank J. Husic & Company.

The Portfolio Managers at Husic who would be responsible for providing investment services to the Funds subadvised by Husic are:

Frank J. Husic

Managing Partner and Chief Investment Officer

Frank J. Husic formed Husic in 1986 and has 35 years of industry experience. As Managing Partner and Chief Investment Officer, he oversees all investment activities for the firm. Previously, Mr. Husic was Senior Vice President and Director of Alliance Capital Management. He was also President and Portfolio Manager of the Alliance Technology Fund and the Alliance International Technology Fund. Mr. Husic earned a B.S. in Mathematics from Youngstown State University, a M.S. in Industrial Administration from Carnegie-Mellon University and a M.A. in Economics from the University of Pennsylvania.

The following tables contain certain performance information for composites managed by Husic. The composites consist of all discretionary, fee-paying accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for the Growth Opportunities Fund (the “Concentrated Growth Composite”) or the Post-Venture Fund (the “Large Cap Growth Composite”). Please see the footnotes to the tables below for more information about the selection criteria used for each composite. The annual return data are presented for each calendar year since the inception of the composite (October 1, 1999 for the Concentrated Growth Composite and January 1, 2000 for the Large Cap Growth Composite). Average annual total returns are presented for the one-, three-, and five-year periods ended December 31, 2007 and since inception for each composite.

The performance information is limited and may not reflect performance in all economic cycles. The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Funds, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composites.

The composite performance information below is presented: (i) reflecting deduction (“net”) of representative management fees, as described in the footnotes to the tables, and (ii) before (“gross” of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to the Funds, but after commissions and trading expenses. It is expected that the Funds’ expenses would be higher than the representative fees shown below; if the table below reflected expenses of the Funds, performance would be lower.

This performance information is not the historical performance of the Growth Opportunities Fund or the Post-Venture Fund. Past performance is no guarantee of future results, and the past performance of Husic’s composites is not indicative of the future performance of the Funds.

Husic Concentrated Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception(1)
HCM Concentrated Growth Composite - Net	17.0	15.0	27.1	7.5
HCM Concentrated Growth Composite - Gross	19.3	17.2	29.6	9.8
Russell 3000® Growth Index	11.4	8.7	12.4	0.2

(1) Since inception: 10/1/99

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999(1)
HCM Concentrated Growth Composite - Net	17.0	7.5	20.7	-3.6	126.5	-22.1	-40.9	-41.8	104.9
HCM Concentrated Growth Composite - Gross	19.3	9.7	23.1	-1.5	130.1	-20.5	-39.3	-40.5	105.5
Russell 3000® Growth Index	11.4	9.5	5.2	6.9	31.0	-28.0	-19.6	-22.4	25.7

(1) Partial year: 10/1/99

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from October 1, 1999 (inception of Composite) through December 31, 2007 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 3000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. Effective April 1, 2001, the minimum account size required to be included in the Composite was changed from $1 million to $250 thousand. As of December 31, 2007, the Composite contains five or fewer accounts and total Composite assets are $3.4 million, which represent 0.7% of Husic’s total assets under management. Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the full historical time period, Composite returns are calculated monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period’s cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2% of assets.

Husic Large Cap Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	Inception(1)
HCM Large Cap Growth Composite - Net	32.1	22.6	25.3	3.3
HCM Large Cap Growth Composite - Gross	32.9	23.5	26.2	4.1
Russell 1000® Growth Index	11.8	8.7	12.1	-2.9

(1) Since inception: 1/1/00

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000
HCM Large Cap Growth Composite - Net	32.1	13.1	23.5	6.3	57.5	-29.9	-24.2	-20.7
HCM Large Cap Growth Composite - Gross	32.9	14.0	24.4	7.1	58.6	-29.3	-23.7	-20.3
Russell 1000® Growth Index	11.8	9.1	5.3	6.3	29.8	-27.9	-20.4	-22.4

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation –The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from January 1, 2000 (inception of Composite) through December 31, 2007 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 1000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. There is no minimum account size required to be included in the Composite. Prior to January 1, 2006, the minimum account size was $1 million. As of December 31, 2007, the Composite contains five or fewer accounts and total Composite assets are $25.3 million, which represent 4.8% of Husic’s total assets under management. Eligible new portfolios are generally added to the Composite upon being fully invested in the strategy.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the historical time period from January 1, 2000 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account’s monthly return by its beginning market value as a percent of the total Composite beginning market value. Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period’s cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

Insight Capital Research & Management, Inc.

Insight Capital Research & Management, Inc., located at 2121 North California Boulevard, Suite 560, Walnut Creek, California 94596, would, if approved by shareholders, provide investment subadvisory services to the Small-Cap Growth Fund, the Emerging Growth Fund and the Technology Fund, subject to the supervision of the Adviser and the Board. Insight is a California corporation, formed in 1988. Insight is owned by its employees and its founders, Jim Collins and Lisa Miller, own controlling interests.

The Portfolio Managers at Insight who would be responsible for providing investment services to the Funds subadvised by Insight are:

Lee Molendyk, CFA

Vice President, Portfolio Manager

Lee Molendyk is a Co-Portfolio Manager and Equity Analyst for the Small-Cap Growth and All Cap Portfolio team. Mr. Molendyk is a member of Insight’s Investment Committee. Prior to joining Insight in 1999, he worked as a Financial Advisor at Morgan Stanley.

Mr. Molendyk holds a MBA from the Haas School of Business at the University of California, Berkeley, and a BS degree in Biochemistry and Cell Biology and a minor in Economics from the University of California, San Diego.

Lance Swanson

Vice President, Portfolio Manager

Lance Swanson is a Co-Portfolio Manager and Equity Analyst for the Small-Cap Growth and All Cap Portfolio team. He is a member of Insight’s Investment Committee. Mr. Swanson first joined Insight in 1996. From late 2000 until early 2002, he worked for Thomas Weisel Partners in San Francisco. Mr. Swanson rejoined Insight in 2002. He holds a MBA from Saint Mary’s College of California and a BS degree from the University of California, Davis.

Randy Yurchak, CFA

Vice President, Portfolio Manager

Randy Yurchak serves as Portfolio Manager, Equity Analyst for the Mid-Cap Growth Portfolio. He is also a member of Insight’s Investment Committee. Prior to joining Insight in 2002, Mr. Yurchak was the director of research for the Arizona State University Management Fund. He holds an MBA from Arizona State University and a BS degree from the University of Washington.

The following tables contain certain performance information for composites managed by Insight. The composites consist of all discretionary, fee-paying accounts managed by Insight with substantially similar objectives, policies, strategies and risks to those that Insight would, if approved by shareholders, use for the Small-Cap Growth Fund (the “All-Cap Growth Composite”), the Emerging Growth Fund (the “Small-Cap Growth Composite”) or the Technology Fund (the “ Mid-Cap Growth Composite”). Please see the footnotes to the tables below for more information about the selection criteria used for each composite. Average annual total returns are presented for the one-, three-, five- and ten-year periods ended December 31, 2007 and since inception for each composite.

The performance information is limited and may not reflect performance in all economic cycles. The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the Funds, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composites.

The composite performance information below is presented: (i) reflecting deduction (“net”) of representative management fees, as described in the footnotes to the tables, and (ii) before (“gross” of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to the Funds, but after commissions and trading expenses. It is expected that the Funds’ expenses would be higher than the representative fees shown below; if the table below reflected expenses of the Funds, performance would be lower.

This performance information is not the historical performance of the Small-Cap Growth Fund, the Emerging Growth Fund or the Technology Fund. Past performance is no guarantee of future results, and the past performance of Insight’s composites is not indicative of the future performance of the Funds.

Insight All-Cap Growth Strategy

	Insight All-Cap Growth	Insight All-Cap Growth	Russell 3000 Growth
	Net Return	Gross Return	Return

One Year	35.88%	37.94%	11.40%
Three Year Annualized	21.86%	23.80%	8.64%
Five Year Annualized	21.03%	22.93%	12.42%
Ten Year Annualized	12.21%	14.12%	3.83%
Annualized Since Inception	15.74%	17.89%	10.40%

Sources: Insight Capital Research & Management (Composite Returns & Calculations), Russell Investments (Index Returns)

Composite results are based on fully discretionary accounts under management, including those no longer with the firm.

The 2007 gross and net quarterly performance, respectively, for the All-Cap Growth Composite (“Composite”) is as follows: 1q07: 3.36% and 2.97%, 2q07: 15.28% and 14.86%, 3q07: 18.93% and 18.49%, [4q07: -2.65% and -3.04% (preliminary)]. The Russell 3000 Growth Index returned 1.29%, 6.84%, 3.85%, -0.88% for 1q07, 2q07, 3q07 and 4q07 respectively.

The strategy commenced January 1, 1989. Prior to January 1, 1995, both wrap and non-wrap accounts were included in this Composite and net returns were calculated using actual fees. Gross returns for wrap accounts were not reduced by transaction costs. The Composite reflects returns dating back to the commencement of the strategy, including returns for wrap accounts for the period prior to January 1, 1995; the Composite was created on December 31, 2002.

The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income and dividends. Net of fee performance was calculated using actual management fees and when applicable, transaction costs. Gross of fee performance includes reduction for transaction costs, when applicable. Gross returns will be reduced by investment advisory fees and other expenses incurred in the management of the Fund. As of December 31, 2007, the Composite contained 47 accounts and total Composite assets were $26.4 million, which represented 2.2% of Insight’s total assets under management.

All-Cap Growth Disclosure

Year	Composite		Russell
End	Net	Gross	3000 Growth
2006	17.74%	19.64%	9.46%
2005	13.10%	14.98%	5.17%
2004	(3.65)%	(1.95)%	6.93%
2003	48.93%	50.89%	30.97%
2002	(32.64)%	(31.39)%	(28.03)%
2001	(34.15)%	(32.91)%	(19.63)%
2000	(13.48)%	(11.90)%	(22.42)%
1999	128.35%	132.29%	33.83%
1998	39.03%	41.63%	35.02%
1997	(9.94)%	(8.26)%	28.74%
1996	(0.01)%	1.56%	21.88%
1995	68.58%	71.49%	36.57%
1994	(2.29)%	0.08%	2.20%
1993	14.62%	17.32%	3.69%
1992	15.31%	17.61%	5.22%
1991	93.50%	98.64%	41.65%
1990	(5.51)%	(3.70)%	(1.31)%
1989	41.66%	44.24%	34.68%

The Composite consists of discretionary accounts managed under Insight’s All-Cap Growth equity strategy, which seeks capital appreciation through investment in stocks of high growth companies across all market capitalization ranges. Prior to 1q07, the Composite consisted of accounts of $100,000 and above. This Composite may include accounts that utilize margin, and their returns have been restated on an all-cash basis. These accounts numbered fewer than 25 in any period. Non-fee-paying accounts are not included in this Composite. No guarantee can be made that the Composite performance is the statistically accurate presentation representing performance of any specific account, as specific account performance depends on investment timing, account specific guidelines and other factors that may vary from account to account.

The performance benchmark is the Russell 3000 Growth Index. The index measures the performance of those Russell 3000 Index companies with higher forecasted growth values and higher price-to-book ratios. However, Insight believes that comparison of its performance to any one index is inappropriate because portfolios managed by Insight contain securities issued by companies with varying capitalization, may include both equity and cash equivalents, may include margin trading and are not as diversified as the market index shown. In addition, the index is not managed. Due to the differences between Insight’s investment strategies and the market index shown, Insight believes that no single index is directly comparable to the investment strategy of Insight. It is not possible to invest directly in an index.

For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.

It is important to recognize that historical performance figures are for a limited time period and based on market conditions, economic factors and other variables that may not be duplicated during future periods.

The results are based on the time periods as a whole, but results for individual months or quarters have been more or less favorable than the whole period. Future investments will be made under different economic and market conditions and in different securities. The information is historic and should not be taken as any indication or guarantee of future performance.

Insight Small-Cap Growth Strategy

	Insight Small-Cap Growth	Insight Small-Cap Growth	Russell 2000 Growth
	Net Return	Gross Return	Return

One Year	29.29%	30.17%	7.05%
Three Year Annualized	26.71%	27.60%	8.11%
Five Year Annualized	31.84%	32.76%	16.50%
Ten Year Annualized	16.39%	17.21%	4.32%
Annualized Since Inception	15.46%	16.30%	5.58%

Sources: Insight Capital Research & Management (Composite Returns & Calculations), Russell Investments (Index Returns)

Composite results are based on fully discretionary accounts under management, including those no longer with the firm.

The 2007 gross and net quarterly performance, respectively, for the Institutional Small-Cap Composite (“Composite”) is as follows: 1q07: 2.18% and 2.00%, 2q07: 15.39% and 15.18%, 3q07: 15.35% and 15.14%, [4q07: -4.28% and -4.43% (preliminary)]. The Russell 2000 Growth Index returned 2.48%, 6.69%, 0.02%, -2.10% for 1q07, 2q07, 3q07 and 4q07 respectively.

The strategy commenced January 1, 1996. The Composite reflects returns dating back to the commencement of the strategy; the Composite was created on December 31, 2002.

The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income and dividends. Net of fee performance was calculated using actual management fees and when applicable, transaction costs. Gross of fee performance includes reduction for transaction costs, when applicable. Gross returns will be reduced by investment advisory fees and other expenses incurred in the management of the Fund. As of December 31, 2007, the Composite contained 7 accounts and total Composite assets were $374.6 million, which represented 31.1% of Insight’s total assets under management.

Small-cap Growth Disclosure

Year	Composite		Russell
End	Net	Gross	2000 Growth
2006	19.41%	20.23%	13.35%
2005	31.79%	32.73%	4.15%
2004	(4.74)%	(4.06)%	14.31%
2003	105.49%	106.94%	48.54%
2002	(29.64)%	(29.17)%	(30.26)%
2001	(19.54)%	(18.98)%	(9.23)%
2000	(9.45)%	(8.79)%	(22.43)%
1999	84.99%	86.32%	43.09%
1998	20.81%	21.69%	1.23%
1997	15.02%	15.93%	12.95%
1996	6.98%	7.89%	11.26%

The Composite consists of discretionary accounts managed under Insight’s Institutional Small-Cap Growth equity strategy, which focus on small-cap stocks, generally with the market cap range of the Russell 2000 Growth Index.   This Composite may include accounts that utilize margin, and their returns have been restated on an all-cash basis.  Non fee-paying accounts are not included in this Composite.  No guarantee can be made that the Composite performance is the statistically accurate presentation representing performance of any specific account, as specific account performance depends on investment timing, account specific guidelines and other factors that may vary from account to account.

The performance benchmark is the Russell 2000 Growth Index.  The index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  However, Insight believes that comparison of its performance to any one index is inappropriate because portfolios managed by Insight contain securities issued by companies with varying capitalization, may include both equity and cash equivalents, may include margin trading and are not as diversified as the market index shown.  In addition, the index is not managed.  Due to the differences between Insight’s investment strategies and the market index shown, Insight believes that no single index is directly comparable to the investment strategy of Insight.  It is not possible to invest directly in an index.

For accounts included in this Composite, the annual fees generally varied from 0.625% of assets to 0.85% of assets.

It is important to recognize that historical performance figures are for a limited time period and based on market conditions, economic factors and other variables that may not be duplicated during future periods.  The results are based on the time periods as a whole, but results for individual months or quarters have been more or less favorable than the whole period.  Future investments will be made under different economic and market conditions and in different securities.  The information is historic and should not be taken as any indication or guarantee of future performance.

Insight Mid-Cap Growth Strategy

	Insight Mid-Cap Growth	Insight Mid-Cap Growth	Russell Midcap Growth
	Net Return	Gross Return	Return

One Year	51.21%	53.29%	11.43%
Three Year Annualized	21.46%	23.16%	11.39%
Five Year Annualized	23.80%	25.46%	17.90%
Ten Year Annualized	11.51%	13.17%	7.59%
Annualized Since Inception	15.75%	17.75%	12.05%

Sources:  Insight Capital Research & Management (Composite Returns & Calculations), Russell Investments (Index Returns)

Composite results are based on fully discretionary accounts under management, including those no longer with the firm.  Non-fee-paying accounts are not included in this Composite.

The 2007 gross and net quarterly performance, respectively, for the Mid-Cap Growth Composite (“Composite”) is as follows: 1q07: 6.43% and 6.04%, 2q07: 17.04% and 16.66%, 3q07: 14.72% and 14.32%, [4q07: 7.26% and 6.92% (preliminary).]  The Russell Midcap Growth Index returned 3.96%, 6.74%, 2.15%, -1.70% for 1q07, 2q07, 3q07 and 4q07 respectively.

Insight’s Mid-Cap strategy commenced January 1, 1989.  Prior to January 1, 1995, both wrap and non-wrap accounts were included in this Composite and net returns were calculated using actual fees.  Gross returns for wrap accounts were not reduced by transaction costs.  The Composite reflects returns dating back to the commencement of the strategy, including returns for wrap accounts for the period prior to January 1, 1995; the Composite was created on December 31, 2002.

The U.S. Dollar is the currency used to express performance.  Returns are presented gross and net of management fees and include the reinvestment of all income and dividends.  Net of fee performance was calculated using actual management fees and when applicable, transaction costs.  Gross of fee performance includes reduction for transaction costs, when applicable.  Gross returns will be reduced by investment advisory fees and other expenses incurred in the management of the Fund.  As of December 31, 2007, the Composite contained 25 accounts and total Composite assets were $9.3 million, which represented 0.8% of Insight’s total assets under management.

Mid-Cap Growth Disclosure

Year	Composite		Russell Midcap
End	Net	Gross	Growth
2006	6.19%	7.69%	10.66%
2005	11.59%	13.16%	12.10%
2004	10.40%	11.94%	15.48%
2003	47.00%	48.65%	42.71%
2002	(32.62)%	(31.54)%	(27.41)%
2001	(38.40)%	(37.33)%	(20.15%
2000	(21.82)%	(20.43)%	(11.75)%
1999	137.15%	140.60%	51.29%
1998	32.83%	34.98%	17.86%
1997	(5.15)%	(3.71)%	22.54%
1996	12.05%	13.69%	17.48%
1995	61.27%	65.11%	33.98%
1994	(2.08)%	0.55%	(2.16)%
1993	15.54%	18.53%	11.19%
1992	15.31%	17.40%	8.71%
1991	86.40%	89.52%	47.03%
1990	(4.56)%	(2.62)%	(5.13)%
1989	36.11%	38.60%	31.48%

The Composite consists of discretionary accounts managed under Insight’s Mid-Cap Growth strategy, and which was developed to take advantage of growth opportunities in the mid-cap market capitalization and managed under a more conservative strategy of growth than the firm’s All-Cap Growth product.  This Composite may include accounts that utilize margin, and their returns have been restated on an all-cash basis.  These accounts numbered five or fewer in any period.  Non-fee-paying accounts are not included in this Composite.  No guarantee can be made that the Composite performance is the statistically accurate presentation representing performance of any specific account, as specific account performance depends on investment timing, account specific guidelines and other factors that may vary from account to account.

The performance benchmark is the Russell Midcap Growth Index.  The index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.  However, Insight believes that comparison of its performance to any one index is inappropriate because portfolios managed by Insight contain securities issued by companies with varying capitalization, may include both equity and cash equivalents, as well as margin trading and are not as diversified as the market index shown.  In addition, the index is not managed.  Due to the differences between Insight’s investment strategies and the market index shown, Insight believes that no single index is directly comparable to the investment strategy of Insight.  It is not possible to invest directly in an index.

For accounts included in this Composite, the annual fees generally varied from 0.625% of assets to 1.75% of assets.

It is important to recognize that historical performance figures are for a limited time period and based on market conditions, economic factors and other variables that may not be duplicated during future periods.  The results are based on the time periods as a whole, but results for individual months or quarters have been more or less favorable than the whole period.  Future investments will be made under different economic and market conditions and in different securities.  The information is historic and should not be taken as any indication or guarantee of future performance.

Other Service Providers

Administrator:  PFPC Inc. (“PFPC”) provides clerical, compliance, regulatory and accounting services to the Funds.

Transfer Agent:  PFPC provides dividend disbursing, transfer agency and other services.

Custodian:  PFPC Trust Company provides custody services to the Funds.

Independent Registered Public Accounting Firm:  Tait, Weller & Baker LLP is the Funds’ independent registered public accounting firm.

Principal Underwriter:  PFPC Distributors, Inc. provides distribution services to the Funds.

Van Wagoner Funds Your Investment

Here is what you need to know about opening and maintaining your account with Van Wagoner Funds.

How Shares Are Priced

When you buy or sell (redeem) Fund shares, the Funds will price your transaction at the next net asset value (“NAV”) calculated after the Funds receive your request in good order. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.” You pay no front-end sales charge, commission or redemption fee (except for a $10 fee for redemptions made by wire and a $15 annual maintenance fee per IRA account).

The Funds calculate NAV, the price of one share of a Fund, at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and national holidays.

If the transfer agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day’s NAV. If the transfer agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day’s NAV. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.”

Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares.

Securities held by the Funds are valued based on their current market value.  Equity securities (including securities sold short) are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded.  Securities for which there were no transactions are valued at the closing bid prices.  Securities sold short for which there were no transactions are valued at the closing ask prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices. The Funds value debt securities maturing within 60 days at amortized cost. If market prices are not readily available for particular securities, including private equity securities, the Funds price these securities at their fair value.

The Board of Directors has adopted a fair value pricing policy setting forth procedures to follow if market prices are not readily available for particular securities.  For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value, the security’s fair value will be determined.  In the case of private equity securities, fair value determinations will be made by the independent directors; in all other cases, the Board of Directors has delegated responsibility for making fair value determinations to the Adviser in accordance with the Funds’ fair value pricing policy.  The Board may, in the future, delegate fair value determinations regarding private equity securities to the Adviser.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Establishing an Account

All the Van Wagoner Funds are no-load. You pay no sales charge to buy, sell or exchange shares, but the Funds do charge a 12b-1 fee of up to 0.25%.  See “12b-1 Fees” on page [XX].  (There is a $10 fee for redemptions made by wire and a $15 annual maintenance fee per IRA account).

Each of the Van Wagoner Funds has the following initial investment minimums:

MINIMUM INVESTMENT	INITIAL	ADDITIONAL
Regular Accounts	$5,000	$50
IRAs	$2,000	$50
Gift to Minors	$2,000	$50
Automatic Investment Plan	$2,000	$50

The Funds may waive the minimum investment amount for qualified retirement plans. Investors must pay for purchases in U.S. dollars, by checks drawn on U.S. banks. The Funds will not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

Account Servicing Fee.  The Funds impose a quarterly account servicing fee of $6 to investors whose investment in a Fund, for any reason, falls below $2,500 for regular accounts and $1,000 for IRAs, UGMA and UTMA accounts. For investors in the Automatic Investment Plan (“AIP”), the quarterly account servicing fee may apply to all

AIP accounts that cease contributions before reaching the applicable account minimum. The quarterly account servicing fee will not apply to investors who have a combined balance of at least $15,000 in all Van Wagoner Funds registered under the same tax identification number.

If the quarterly account servicing fee is charged, the Funds will determine the amount of your investment four times per year, generally the last Friday in March, June, September and December. If your account is less than the applicable minimum, and your combined balance is less than $15,000 in all Van Wagoner Funds registered under the same tax identification number, shares in your account will automatically be redeemed to pay the fee. The quarterly servicing fee is intended to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long-term. The Funds may, in limited circumstances and in their sole discretion, waive the imposition of the quarterly servicing fee.

Accepting orders. You must properly complete the New Account Application to establish telephone and exchange privileges. The Funds may return incomplete applications or checks.  The Funds may also reject applications if your identity cannot be verified.  See “Customer Identification Program” on page [XX].

Each Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so. The Funds will reject applications that do not have a U.S. address and a Social Security Number or a W-8BEN. The Funds will not accept an account if you are investing for another person as attorney-in-fact, or an account with “Power of Attorney” or “POA” in the New Account Application registration section.

Certificates. The Funds do not issue stock certificates. You will receive a statement confirming your purchase.

Opening an Account

•                  You must complete a New Account Application.  This may be requested by calling Shareholder Services at 1-800-228-2121, or found online at www.vanwagoner.com

•                  If you are opening an IRA, please complete a Traditional or Roth IRA Account Application.

By Mail

•                  Mail the completed Application with a check payable in U.S. dollars to Van Wagoner Funds to:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

•                  For overnight or express mail, use this address:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

•                  The Funds do not accept cash, money orders, third-party checks, credit cards, credit card checks, travelers checks, starter checks or checks drawn on banks outside the United States.

By Wire

•                  Prior to a wire purchase you must have an existing Van Wagoner Funds account. Please see wire instructions on page [XX].

Automatic Investment Plan

•                  Complete the AIP section on your New Account Application, and open your account with at least $2,000.

•                  Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on any day during the month, or weekly by specifying the day of the week. You will receive quarterly statements showing these purchases.  If you do not select a day of the month for the AIP withdrawal, funds will be drafted on the 20th business day.

•                  The Funds do not charge a service fee for the AIP, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

•                  A 100% redemption/transfer of all funds from your account will automatically discontinue the AIP.  If you are making a redemption and wish to terminate your AIP, you may send the Funds a written request at least 10 business days before your next AIP withdrawal date or call Shareholder Services at 1-800-228-2121.

Buying Shares

•                  Once your account is established, you can access your account online and make additional purchases using Automated Clearing House (ACH) funds. Please see page [XX] for instructions on how to access your Van Wagoner account online at www.vanwagoner.com.

By Mail

•                  Send your check, plus an investment slip from a recent statement or a signed Letter of Instruction with your full account name and number.

•                  Use the addresses provided on page [XX] under “Opening an Account – By Mail.”

By Wire

•                  Please be sure to include your account number and the name of the Fund(s) to be purchased.

•                  The wire instructions are as follows:

PNC Bank

c/o Van Wagoner Funds

Pittsburgh, PA

ABA No:  031000053

Account Number:  8606905089

RFB: [Fund Name]

OBI: [Your Name and Account Number]

•                  Wired funds are considered received in good order on the day they reach the Funds’ bank account by the Funds’ purchase cut-off time (4:00 p.m. Eastern time) and all required information is provided in the wire instructions. If a wire is incomplete, it may be returned. The wire instructions will determine the terms of the purchase transaction.

By Electronic Funds Transfer

•                  The Funds require 15 calendar days to verify your bank information before initiating this privilege. If your account is already open and you would like to establish electronic funds transfer privileges, call 1-800-228-2121.

•                  Request the electronic transfer by phone or in writing, in amounts from $50 to $50,000 per day.

•                  The Funds withdraw money from the bank account you designated when establishing the privilege and invest it at the following business day’s net asset value calculated after they receive your transfer request in “good order.”

Automatic Investment Plan

•                  If your account is already open and you would like to add the AIP, please visit www.vanwagoner.com and complete the Shareholder Service Form, call 1-800-228-2121 for the form or send a Letter of Instruction.  Please send to Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance. AIP investment minimums apply. Adding the AIP to your existing account requires a Medallion Signature Guarantee or a voided check, described on page [XX].

•                  The Funds require 15 calendar days to verify your bank information before initiating the AIP.

Other Purchase Policies

Right to refuse any purchase order.  The Funds reserve the right to refuse any purchase order at their discretion.  This includes exchanges from other mutual funds.  The Funds specifically may refuse (i) purchase orders or exchanges from shareholders that would result in that shareholder’s beneficial ownership in a particular Fund exceeding 5% of the Fund’s assets, and (ii) any additional purchases or exchanges made by investors who purchased shares between the effective date of this Prospectus and the date that, if approved by shareholders, the new advisory agreement and subadvisory agreements take effect.  For more information about these limitations and whether you may be prevented from purchasing additional shares of a Fund, please contact 1-800-228-2121.

Purchases through third parties. If you buy shares from a broker-dealer, financial institution or other provider, their policies and fees may differ from those described here, and your intermediary may charge a fee for its services, in addition to the fees charged by the Funds.

The Funds may accept requests to buy additional shares into a broker-dealer street name account only from the broker-dealer.

The Funds may authorize service providers and their designees to accept purchase orders on the Funds’ behalf. The Funds consider such orders received when the service provider accepts them, and price them at the next net asset value calculated after receipt by the service provider.

The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. The Funds price these telephone orders at the next net asset value calculated after the service provider receives them. The service provider is responsible for placing the orders promptly and for ensuring the Funds receive payment within the agreed-upon time period. Otherwise, the provider could be liable for resulting fees or losses.

Returned checks/insufficient funds. The Funds will charge a $20 service fee against your account for any check or electronic transfer returned unpaid. Your purchase will be cancelled, and you will be responsible for any resulting loss to the Funds.

Redemption requests shortly after purchase.  Redemption payments may be delayed up to 7 business days to make sure there are sufficient funds to cover the check or electronic transfer you used to make the purchase.

Selling Shares

You may sell, or redeem, your Fund shares. The price you receive will be the next net asset value calculated after the Funds receive your request in good order. See “Other Purchase, Redemption and Exchange Policies” on page [XX] for a definition of “good order.” Note that when you sell shares, you may realize a capital gain or loss for Federal income tax purposes.

There is no charge to redeem shares except if you:

•                  redeem by wire ($10)

•                  redeem in full from a retirement account ($15 to cover tax reporting as detailed in your IRA Disclosure Statement & Custodial Account Agreement)

•                  Please note that the Funds do not allow IRA redemptions via the telephone.

The Funds may withhold taxes on IRA redemptions to meet Federal law requirements.

The Funds reserve the right to redeem in kind—that is, in securities whose market value equals the redemption amount.  If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Once your account is established, you can access your account online at www.vanwagoner.com to sell shares.  Redemptions can be sent to you via:

•                  Automated Clearing House (ACH) funds

•                  Check mailed to address of record

•                  Wire Transfer

Please see page [XX] for instructions on how to access your Van Wagoner account online.

•                  The Funds do not allow online redemptions on IRA accounts.

By Mail

Send the Funds your unconditional written request with:

•                  the dollar amount to be redeemed

•                  the Fund’s name

•                  the name(s) on the account registration

•                  the account number

If you are redeeming from an IRA, please complete an IRA Distribution Form available at www.vanwagoner.com or by calling Shareholder Services at 1-800-228-2121.  The form will document the reason for your distribution, the payment method you prefer as well as your withholding election.

•                  Sign the request exactly as the account is registered. You will need a Medallion Signature Guarantee if:

•                  the amount to be redeemed is more than $50,000

•                  the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record

•                  the request is made within 30 days of an address change

•                  you are sending in banking instructions along with your redemption request

See “Medallion Signature Guarantees,” under “Other Purchase, Redemption and Exchange Policies” on page [XX].

•                  Include any documentation required for corporate, partnership or fiduciary accounts. Call 1-800-228-2121 for details.

•                  Mail to:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

•                  For overnight or express mail, use this address:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

By Telephone

•                  If you did not waive this privilege on your New Account Application, you may call the Funds at 1-800-228-2121 to redeem share amounts of $500 to $50,000. You must request redemptions exceeding $50,000 in writing with all signatures guaranteed.

•                  The Funds do not allow telephone redemptions on IRA accounts.

•                  The Funds will mail proceeds to your address of record, or send by wire or electronic funds transfer to the bank account listed in your records. The Funds will deduct a $10 wire redemption fee from your proceeds.

•                  The Funds reserve the right to refuse a telephone redemption request if they consider it advisable to do so.

•                  The Funds do not accept redemption requests via fax or e-mail.

Other Redemption Policies

Payment. When you redeem shares, you will receive payment as follows:

•                  Mailed payments will be sent within 7 days of receiving redemption instructions in “good order.”

•                  Wire payments for redemptions requested by phone will usually be made on the next business day.

•                  Electronic funds transfers will ordinarily arrive at your bank 2 to 3 banking days after transmission.

The Funds may delay payment for up to 7 business days after receiving a redemption request, to allow checks or electronic transfer proceeds used to purchase Fund shares to clear. The Funds may also suspend redemptions if the NYSE closes or for other emergencies.

If the dollar amount you request to be redeemed is greater than your current account value (as determined by the NAV on the redemption date), the Funds will redeem your entire account balance.

When you redeem a partial balance from the Money Market Fund (see “Exchanging Shares” on page [XX] for details on the Money Market Fund), your proceeds will exclude accrued and unpaid income through the redemption date. If you redeem your entire balance from the Money Market Fund, it will pay separately the accrued income at the end of the month.

Redeeming shares through third parties. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Funds may accept redemption requests only from that provider.

The Funds may authorize service providers and their designees to accept redemption requests on the Funds’ behalf. The Funds consider these requests received when the provider accepts them, and price them at the next net asset value calculated.

Telephone redemptions. The Funds will not accept telephone redemption requests for payment by check for 30 days following an address change. For 30 days following an address change you must make redemption requests in writing, with all signatures medallion guaranteed.

During times of unusual market activity, you may find it difficult to redeem shares by telephone or wire. If you are unable to contact the Funds by telephone, you can mail or send, by overnight delivery, your redemption request.

Small accounts. The Funds may close your account and send you the proceeds if the value of your account falls below $500, whether by redemptions or changes in market value.

Low balance minimums do not apply to purchases made through certain programs, such as third party brokerage accounts, wrap programs or institutional retirement accounts (i.e., 401(k) Plans and 403(B) Accounts), in which the institution, and not the individual investor, is the shareholder of record.

Systematic Withdrawal Plan. If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for federal income tax purposes.

If your account is already open and you would like to add a Systematic Withdrawal Plan, you can visit www.vanwagoner.com and complete the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.  You can stop your Plan anytime without charge or penalty. The Funds may change or eliminate the Plan at any time with 60 days’ notice.  Adding this Plan to your account requires a Medallion Signature Guarantee, described on page [XX].

Frequent Purchases and Redemptions of Fund Shares

Frequent short-term trading of shares may be detrimental to the long-term performance of the Funds because it may disrupt portfolio management strategy and because it may increase a Fund’s expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service providers through which they monitor purchases, exchanges and redemptions of shares, which may have a “market-timer” strategy.  You may be considered a market timer if you appear to follow a market-timing pattern (e.g., frequent purchases and sales of Fund shares).  Therefore, the Funds may suspend or terminate, without notice, the exchange privilege of any investor who uses it excessively or the purchase privileges of any investor who purchases or redeems excessively. “Excessively” is defined as 5 (five) or more complete exchanges (or purchases and redemptions)—into and out of—one Fund within a twelve-month period, though the Fund reserves the right to impose restrictions if there are less frequent transactions. Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in a Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders.  These intermediaries have agreed to provide trading information about their customers to a Fund upon request, and to restrict or block purchases of any shareholder requested by a Fund.  From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by shareholders. However, you should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place, especially through financial intermediaries.  The Funds will take reasonable steps to seek cooperation from any intermediary through which the Funds believe excessive short-term trading activity is taking place.

Exchanging Shares

You can exchange shares of one Van Wagoner Fund for those of any other Van Wagoner Fund available for investment.  You can also exchange your Van Wagoner Funds shares for those of the Northern U.S. Government Money Market Fund (the “Money Market Fund”).  The minimum to establish such an account is $1,000; for additions, it is $50.  Call 1-800-228-2121 for the Money Market Fund Prospectus and read it carefully before investing.  Note that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

How It Works

You can request an exchange online at www.vanwagoner.com, in writing or by phone (if you have not declined this privilege). Shares from your existing account are redeemed at the next net asset value calculated after the Funds receive your instructions in “good order.” The proceeds are used to buy shares in the Money Market Fund or another Van Wagoner Fund (also priced at the next net asset value calculated after the Funds receive your instructions in “good order”).

If you are opening a new account with an exchange, the transaction must meet account minimums. If you are adding to an account, the exchange must be $500 or more. New accounts will have the same registration and privileges as your existing account unless you specify otherwise.

When you exchange from a Fund into the Money Market Fund or make an additional purchase, dividends begin to accrue on the Money Market shares purchased the day after the exchange or the additional purchase. When you exchange a partial or entire balance out of the Money Market Fund, your proceeds exclude accrued and unpaid dividends through the exchange date. When you are exchanging your entire Money Market Fund balance, the Money Market Fund will not exchange accrued and unpaid dividends at the time of exchange. The Money Market Fund will distribute a check to the shareholder of record at the end of the month.

Telephone Exchanges

Follow the instructions under “Selling Shares – By Telephone.”

Automatic Exchange Plan

You may make automatic monthly exchanges from one Van Wagoner Fund to another or from the Money Market Fund to a Van Wagoner Fund. The minimum transaction is $50. You may exchange only once a month either on the 5th or 20th business day of each month. Keep in mind that an exchange is an ordinary sale and purchase for Federal income tax purposes; you may realize a capital gain or loss.

If your account is already open and you would like to add an Automatic Exchange Plan, you can visit www.vanwagoner.com and complete the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.  Your account must meet minimum account requirements before you establish this plan. You can stop your plan at any time without charge or penalty.  The Fund may change or eliminate the Plan at any time with 60 days’ notice.

Other Purchase, Redemption and Exchange Policies

Good Order

The Funds must receive your request to buy, sell or exchange shares in good order. The request must include:

•                  The Fund’s name and your account number

•                  The dollar amount or number of shares you want to buy or sell

•                  Signatures of all owners, exactly as registered on the account

•                  Signature guarantees for the following:

•                  if the amount to be redeemed is more than $50,000

•                  if the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record

•                  if the request is made within 30 days of an address change

•                  Any documentation required for redemptions by corporations, estates, trusts and other organizations

Telephone and Internet Transactions

Unless you waive telephone privileges on your New Account Application, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each registered holder of the account, with all signatures medallion guaranteed. A notary public is not an acceptable guarantor.

The Funds will take reasonable measures to prevent unauthorized telephone and Internet transactions and will not be liable for such transactions. The Funds reserve the right to refuse a telephone or Internet transaction.

The Funds also reserve the right to revoke the transaction privileges, or redeem the account, of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making transactions or inquiries on their account.

Medallion Signature Guarantees

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc., Medallion Signature Program (“MSP”). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted.

Adding Banking Information to your Existing Account

You may add banking information to your existing Van Wagoner Funds account by:

•                  Visiting www.vanwagoner.com and completing the Shareholder Services Form.  Please return the completed form to the Van Wagoner Funds or call Shareholder Services at 1-800-228-2121 for assistance.

•                  Providing Van Wagoner with a letter of instruction, complete with a blank, voided check with bank account and routing number information.

•                  Providing Van Wagoner with a Medallion Signature Guaranteed letter of instruction containing the following information: name of bank, address of bank, bank routing number, name(s) on the bank account and your account number.

•                  Please note that adding banking information to an established account requires a Medallion Signature Guarantee, described on page [XX].

Dividends, other Distributions and Taxes

The Funds intend to pay dividends from net investment income, if any, and to distribute net realized capital gains and net gains from foreign currency transactions, if any, at least annually. Each Fund will reinvest these dividends and other distributions in additional Fund shares unless you request otherwise in writing to the Fund.

Whether you receive dividends and other distributions in cash or reinvest them, they are generally subject to federal income tax.  Dividends a Fund pays to you from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) and designated by the Fund as such generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain through December 31, 2010 — a maximum of 15%.  A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations under certain circumstances.  Distributions to you of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, at the 15% rate (through December 31, 2010), regardless of how long you have held your Fund shares.

In January of each year the Funds will give you an annual statement about the tax treatment of dividends and other distributions you received or reinvested during the previous year. Because everyone’s tax situation is unique, and state and local law may also affect you, the Funds strongly suggest you consult your tax adviser.

Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason.

12b-1 Fees

The Funds’ plan under Rule 12b-1 allows each Fund to use up to 0.25% of its average daily net assets to pay sales distribution and other fees for the sale of its shares and for services provided to its investors. Because these fees are paid out of a Fund’s assets year after year, over time they will increase the cost of your investment and may exceed other types of sales charges.

Shareholder Services

Once your account is established, you can access your account online at www.vanwagoner.com. To register for online account access, please go to www.vanwagoner.com and click on Account Access and then Enroll for Online Account Services. This secure, 24/7 access to your Van Wagoner Funds account allows you to:

•                  view all accounts and current balances

•                  get detailed transaction history of your account(s)

•                  look at your distribution history

•                  buy, exchange or sell shares

•                  check current and historical fund prices (i.e., Net Asset Value)

•                  see current fund performance

•                  sign up for electronic delivery of important fund reports

•                  view current and historical account statements

Automated Telephone Information

Use a touch-tone phone to access information about the Funds and your account anytime. During regular business hours (8:00 a.m. - 8:00 p.m. Eastern Time, Monday through Friday), you may choose to speak with a Shareholder Services Representative by calling 1-800-228-2121.

With automated shareholder services, you can:

•                  order duplicate forms and statements

•                  order fund literature

•                  listen to recent market and portfolio commentaries by Garrett Van Wagoner

Statements and Reports

As a shareholder you will receive:

•                  Confirmation statements. You will receive a confirmation statement after each transaction that affects your account balance or registration. AIP participants receive quarterly confirmations of all automatic transactions.

•                  Account statements. All shareholders receive quarterly account statements. You can order additional copies of statements for the current and preceding years at no charge.  Call 1-800-228-2121.

If you need to contact the Funds about your account, you can write to us at:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

For overnight or express mail:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

•                  Financial reports. Shareholders receive financial reports twice a year. Annual reports include audited financial statements. To reduce expenses and duplicative mail, we will send only one copy of each report (i.e., prospectus, proxy statement, annual and semi-annual report) to each household address (i.e., householding). If you do not wish to participate in householding, or wish to discontinue householding at any time, please call Shareholder Services at 1-800-228-2121. We will resume separate mailings for your account within 30 days of your request.

eDelivery

You can sign up for edelivery to receive Van Wagoner Funds shareholder communications for your mutual fund account(s) via electronic delivery.  These shareholder communications include:

Prospectuses

Annual Reports

Semi-Annual Reports

Quarterly Account Statements

Periodic Transaction Confirmation Statements

Informational eMailings

Once your account is established, you can sign up for edelivery by accessing your account via “Account Access” at www.vanwagoner.com.  As soon as the Van Wagoner Funds shareholder communications documents become available, you will be notified by e-mail and provided with a secure Internet link directing you to log on to our website to view or download the document.

Automatic Plans

The Funds offer an AIP, described under “Opening an Account”; a Systematic Withdrawal Plan, described under “Selling Shares”; and an Automatic Exchange Plan, described under “Exchanging Shares.”

Retirement Plans

The Funds offer several retirement accounts and employer plans: IRA, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts. In addition, the Funds can be used as investment options for other types of retirement plans. There is a $15 annual maintenance fee per IRA account.  The IRA annual maintenance fee may be paid by the participant in addition to the maximum annual contribution to his or her IRA.  If the fee is not included, the custodian will deduct the fee from your account at year-end or at the time the account is closed.  You will be given at least 30 days written notice prior to any fee changes.  For more information call 1-800-228-2121.

Customer Identification Program

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located inside the cover of this prospectus.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, since inception. Some of the information reflects results for one Fund share. “Total return” is the rate your investment would have earned (or lost), assuming you reinvested all dividends and distributions. The information for the year ended December 31, 2007 and 2006 was audited by Tait, Weller & Baker LLP. The information for periods prior to 2006 has been audited by Ernst & Young LLP.  The Funds’ 2007 financial statements are included in the Annual Report, which is available upon request.

For a Fund Share Outstanding Throughout the Period Ending December 31,

SMALL-CAP GROWTH FUND

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	[ ]	$9.07	$10.36	$12.29	$8.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.39)	(0.36)	(0.27)	(0.23)
Net realized and unrealized gains (losses) on investments	[ ]	0.96	(0.93)	(1.66)	3.58

Total from investment operations	[ ]	0.57	(1.29)	(1.93)	3.35

Net Asset Value, End of Period	[ ]	$9.64	$9.07	$10.36	$12.29

Total Return	[ ]	6.29%	(12.37)%	(15.79)%	37.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$12,112	$15,784	$28,286	$42,296
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	[ ]	3.81%	3.32%	2.16%	2.03%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	[ ]	4.95%	4.46%	3.05%	2.39%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	[ ]	5.31%	4.46%	3.05%	3.08%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	[ ]	(3.30)%	(3.12)%	(2.09)%	(1.96)%
Before waivers and reimbursements and expenses paid indirectly by brokers	[ ]	(4.81)%	(4.26)%	(2.98)%	(3.01)%
Portfolio turnover rate	[ ]	817%	440%	225%	575%

(1)          For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)          Excludes dividends on short sales.

(3)          Includes dividends on short sales.

For a Fund Share Outstanding Throughout the Period Ending December 31,

GROWTH OPPORTUNITIES FUND

	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	[ ]	$9.69	$11.15	$13.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.61)	(0.55)	(0.35)	(0.23)
Net realized and unrealized gains (losses) on investments	[ ]	0.84	(0.91)	(1.43)	5.55

Total from investment operations	[ ]	0.23	(1.46)	(1.78)	5.32

DISTRIBUTIONS:
Net realized gains	[ ]	—	—	(0.17)	(2.22)

Net Asset Value, End of Period	[ ]	$9.92	$9.69	$11.15	$13.10

Total Return(2)	[ ]	2.48%	(13.11)%	(13.64)%	54.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$11,194	$14,956	$25,986	$36,225
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(3)(4)(5)	[ ]	5.34%	5.01%	2.76%	2.87%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(3)(4)(6)	[ ]	6.03%	5.32%	3.44%	3.85%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)(6)	[ ]	6.44%	5.32%	3.44%	4.01%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(3)(4)	[ ]	(5.06)%	(4.47)%	(2.63)%	(2.81)%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	[ ]	(6.17)%	(4.77)%	(3.32)%	(3.95)%
Portfolio turnover rate(2)	[ ]	828%	570%	324%	315%

(1)   Commencement of operations was March 1, 2003.

(2)   Not annualized for periods less than one year.

(3)   Annualized for periods less than one year.

(4)   For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(5)   Excludes dividends on short sales.

(6)   Includes dividends on short sales.

For a Fund Share Outstanding Throughout the Period Ending December 31,

EMERGING GROWTH FUND

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	[ ]	$4.15	$5.35	$6.36	$4.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.18)	(0.18)	(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	[ ]	0.63	(1.02)	(0.89)	2.16

Total from investment operations	[ ]	0.45	(1.20)	(1.01)	2.04

Net Asset Value, End of Period	[ ]	$4.60	$4.15	$5.35	$6.36

Total Return	[ ]	10.84%	(22.29)%	(16.04)%	47.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$35,450	$40,038	$85,100	$124,388
Ratio of expenses to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)(2)	[ ]	3.70%	3.53%	2.06%	2.04%
Net of waivers and reimbursements and before fees and expenses paid indirectly by brokers(1)(3)	[ ]	4.44%	4.21%	2.84%	2.36%
Before waivers and reimbursements and expenses paid indirectly by brokers(3)	[ ]	4.81%	4.21%	2.84%	2.77%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements and expenses paid indirectly by brokers(1)	[ ]	(3.46)%	(3.28)%	(1.96)%	(2.00)%
Before waivers and reimbursements and expenses paid indirectly by brokers	[ ]	(4.57)%	(3.96)%	(2.74)%	(2.73)%
Portfolio turnover rate	[ ]	778%	468%	223%	359%

(1)   For the years ended December 31, 2005 and December 31, 2004, no expenses were waived or reimbursed.

(2)   Excludes dividends on short sales.

(3)   Includes dividends on short sales.

For a Fund Share Outstanding Throughout the Period Ending December 31,

POST-VENTURE FUND

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	[ ]	$2.54	$2.89	$2.96	$3.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.18)	(0.20)	(0.19)	(0.22)
Net realized and unrealized gains (losses) on investments	[ ]	0.36	(0.15)	0.12	(0.10)

Total from investment operations	[ ]	0.18	(0.35)	(0.07)	(0.32)

Net Asset Value, End of Period	[ ]	$2.72	$2.54	$2.89	$2.96

Total Return	[ ]	7.09%	(12.11)%	(2.37)%	(9.76)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$2,131	$2,757	$4,517	$8,010
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	[ ]	10.44%	8.70%	5.65%	3.37%
Before waivers and reimbursements	[ ]	10.44%	8.70%	5.65%	4.49%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements (1)	[ ]	(6.12)%	(6.33)%	(5.06)%	(3.16)%
Before waivers and reimbursements	[ ]	(6.12)%	(6.33)%	(5.06)%	(4.28)%
Portfolio turnover rate	[ ]	0%	0%	0%	167%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

For a Fund Share Outstanding Throughout the Period Ending December 31,

TECHNOLOGY FUND

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	[ ]	$4.45	$4.93	$5.07	$5.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.34)	(0.36)	(0.35)	(0.40)
Net realized and unrealized gains (losses) on investments	[ ]	0.53	(0.12)	0.21	0.02

Total from investment operations	[ ]	0.19	(0.48)	(0.14)	(0.38)

Net Asset Value, End of Period	[ ]	$4.64	$4.45	$4.93	$5.07

Total Return	[ ]	4.27%	(9.74)%	(2.76)%	(6.97)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$1,959	$2,585	$4,099	$7,670
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	[ ]	10.86%	9.03%	5.93%	3.42%
Before waivers and reimbursements	[ ]	10.86%	9.03%	5.93%	4.35%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements (1)	[ ]	(6.54)%	(6.64)%	(5.34)%	(3.19)%
Before waivers and reimbursements	[ ]	(6.54)%	(6.64)%	(5.34)%	(4.12)%
Portfolio turnover rate	[ ]	0%	0%	0%	147%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

For a Fund Share Outstanding Throughout the Period Ending December 31,

MID-CAP GROWTH FUND

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	[ ]	$2.88	$3.19	$3.26	$3.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	[ ]	(0.31)	(0.23)	(0.20)	(0.23)
Net realized and unrealized gains (losses) on investments	[ ]	0.40	(0.08)	0.13	0.07

Total from investment operations	[ ]	0.09	(0.31)	(0.07)	(0.16)

Net Asset Value, End of Period	[ ]	$2.97	$2.88	$3.19	$3.26

Total Return	[ ]	3.13%	(9.43)%	(2.45)%	(4.68)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	[ ]	$1,125	$1,838	$2,973	$4,685
Ratio of expenses to average net assets:
Net of waivers and reimbursements(1)	[ ]	12.41%	8.76%	5.76%	3.44%
Before waivers and reimbursements	[ ]	12.41%	8.76%	5.76%	4.34%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements (1)	[ ]	(8.11)%	(6.34)%	(5.13)%	(3.19)%
Before waivers and reimbursements	[ ]	(8.11)%	(6.34)%	(5.13)%	(4.09)%
Portfolio turnover rate	[ ]	0%	0%	0%	253%

(1)  For the years ended December 31, 2006, 2005 and 2004, no expenses were waived or reimbursed.

Van Wagoner Funds Learn More

Where to Get More Information About the Funds

Visit the Van Wagoner Funds online 24 hours a day, 7 days a week at www.vanwagoner.com. This is where you will find the latest news and information on the Van Wagoner Funds. Some of the website features include:

•                  Fund fact sheets

•                  Quarterly newsletter

•                  Performance information

•                  Daily Net Asset Values

•                  Detailed fund statistics

•                  Market and portfolio commentaries

•                  Fund literature and forms

To find out more about Van Wagoner Funds, the Statement of Additional Information and annual and semi-annual reports are available free of charge.  You can request these documents by telephone, by mail or at www.vanwagoner.com.

Annual/Semi-Annual Report

These reports discuss Fund holdings. The Annual Report tells how market conditions, economic trends and Fund investment strategies affected Fund performance during the previous fiscal year.

Statement of Additional Information (“SAI”)

The SAI gives more information about various aspects of the Funds.  The SAI is filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into the Prospectus, which means it is legally part of this Prospectus. To obtain this and other information or to inquire about the Funds:

By Telephone

Call 1-800-228-2121

By Mail

Write to:

Van Wagoner Funds, Inc.

P.O. Box 9682

Providence, Rhode Island 02940-9682

Overnight or Express Deliveries:

Van Wagoner Funds, Inc.

101 Sabin Street

Pawtucket, Rhode Island 02860

By Internet

www.vanwagoner.com

You can review and copy information about the Van Wagoner Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public Reference Room. Reports and other information about the Van Wagoner Funds are also available on the EDGAR Database at the SEC’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-9116

VAN WAGONER FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

for the

Small-Cap Growth Fund	Post-Venture Fund
Growth Opportunities Fund	Technology Fund
Emerging Growth Fund	Mid-Cap Growth Fund

This Statement of Additional Information dated April [XX], 2008 is meant to be read in conjunction with the Prospectus dated April [XX], 2008, for the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund (collectively referred to as the “Funds”) and is incorporated by reference in its entirety into the Prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein.  Copies of the Prospectus for the Funds may be obtained by calling 1-800-228-2121 or by writing Van Wagoner Funds, Inc., at P.O. Box 9682, Providence, Rhode Island 02940-9682.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

The following financial statements are incorporated by reference to the Annual Report, dated December 31, 2007, of Van Wagoner Funds, Inc. (File No. 811-9116) as filed with the Securities and Exchange Commission on, [March XX,] 2008.

1.                    Schedules of Investments as of December 31, 2007

2.                    Statements of Assets and Liabilities as of December 31, 2007

3.                    Statements of Operations for the Year Ended December 31, 2007

4.                    Statements of Changes in Net Assets for the Years Ended December 31, 2006 and 2007

5.                    Financial Highlights

6.                    Notes to Financial Statements

7.                    Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-228-2121.

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TABLE OF CONTENTS [to be updated]

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds.  The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

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NEW DEVELOPMENTS AND IMPORTANT NEWS FOR SHAREHOLDERS

After careful consideration, your Board of Directors has approved important changes that may impact each of the Funds in the coming year.  First, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, which have been in the process of liquidation since March 1, 2003, will be re-opened to new investors as of the date of this Statement of Additional Information.  These Funds will continue, however, to invest primarily in high quality short-term money market funds or instruments until shareholders approve new advisory arrangements for these Funds, as described below.  During this time, the interest earned by these Funds on their investments may be less than the Funds’ expenses (which are subject to a conditional expense cap of 3.99% of these Funds’ average daily net assets).  If shareholders do not approve new advisory arrangements for these Funds, the Board will consider available options, which may include liquidating these Funds.

Second, the Board has approved new advisory agreements with Van Wagoner Capital Management, Inc. (“VWCM” or the “Adviser”) and new subadvisory agreements with Husic Capital Management (“Husic”) and Insight Capital Research & Management, Inc. (“Insight”) for the Funds.  These agreements, however, will not take effect unless they are also approved by Fund shareholders at meetings to be held in 2008.  The Board has not, as of the date of this Statement of Additional Information, determined record or meeting dates for these meetings.  If approved by shareholders, each of the Funds would have new investment advisory arrangements, as outlined in the table below:

Fund	Current adviser	If approved, new advisers
Small-Cap Growth Fund	VWCM	Adviser: VWCM Subadviser: Insight
Growth Opportunities Fund	VWCM	Adviser: VWCM Subadviser: Husic
Emerging Growth Fund	VWCM	Adviser: VWCM Subadviser: Insight
Post-Venture Fund	none	Adviser: VWCM Subadviser: Husic
Technology Fund	none	Adviser: VWCM Subadviser: Insight
Mid-Cap Growth Fund	none	Adviser: VWCM*

*  If new advisory arrangements for the Mid-Cap Growth Fund are approved by its shareholders, it would implement its investment program by investing primarily in shares of other investment companies (commonly known as a “fund of funds”).

In light of these proposed changes, important information about VWCM, Husic and Insight, as well as the Funds’ investment programs under the proposed advisory arrangements, is presented below and in the Prospectus.  There may be other changes, including changes to the Funds’ names, which would be communicated to shareholders at a later date and would appear in subsequent updates to the Funds’ Prospectus and Statement of Additional Information.  Note, however, that none of these changes would take effect unless the new advisory arrangements are

4

approved by shareholders.  More information about the proposed advisory agreements, VWCM, Husic and Insight will be available in proxy materials circulated in connection with the shareholder meetings.

The proxy materials will contain other important proposals affecting the Funds.  For example, the Funds will likely seek shareholder approval to operate as “manager of managers” Funds, whereby the Funds and VWCM would be able to hire, terminate and replace subadvisers without seeking separate shareholder approval for such actions.  If shareholder approval for this change is obtained, the Funds would still be required to obtain exemptive relief from the Securities and Exchange Commission (through an order or by rule, if adopted) to operate in this manner, and would be subject to the conditions of such relief.  More information about other important proposals will be available in proxy materials circulated by the Funds in connection with the shareholder meetings.

GENERAL INFORMATION AND FUND HISTORY

Van Wagoner Funds, Inc. (collectively referred to as the “Funds” or individually referred to as a “Fund”) constitute a single corporation (the “Company”) that was organized as a Maryland corporation on October 18, 1995.  The Small-Cap Growth Fund, Emerging Growth Fund and Mid-Cap Growth Fund commenced operations after the close of business on December 31, 1995.  Prior to April 30, 2002, the Small-Cap Growth Fund was known as the “Micro-Cap Growth Fund.”  The Post-Venture Fund commenced operations after the close of business on December 31, 1996 and the Technology Fund commenced operations after the close of business on December 31, 1997.  The Growth Opportunities Fund commenced operations on March 1, 2003.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund were in the process of liquidation and did not accept purchase orders from March 1, 2003 to the date of this Statement of Additional Information.

INVESTMENT STRATEGIES

The Company is an open-end, management investment company presently offering six diversified investment portfolios or Funds designed to offer investors an equity-oriented investment opportunity.  If the new advisory arrangements described above under “New Developments and Important News for Shareholders,” are approved by shareholders and shareholders approve reclassification of certain of the Funds, it is expected that the Growth Opportunities Fund and Post-Venture Fund would be reclassified as non-diversified investment portfolios.

The Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund are managed by Van Wagoner Capital Management Inc.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund are managed by the Company’s Board of Directors and Officers.  The Funds’ shares are distributed by PFPC Distributors, Inc.

The Funds’ Prospectus describes their principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.  Please note that if new advisory arrangements for the Mid-Cap Growth Fund are approved

5

by its shareholders, it would implement its investment program by investing primarily in shares of other investment companies (commonly known as a “fund of funds”).  Accordingly, if so approved, the non-principal investment strategies and risks described below would directly apply to the funds in which the Mid-Cap Growth Fund invests and thus indirectly to the Mid-Cap Growth Fund as an investor in those funds.  Special investment strategies applicable only to the underlying funds in which the Mid-Cap Growth Fund would invest are also discussed below.

Equity Securities.  Each Fund will invest in equity securities consistent with the Fund’s investment objective and strategies.  An equity security, or stock, represents a share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent proportionate shares of ownership of a corporation outside of any bankruptcy or liquidation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s shares.

Money Market Instruments.  Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions.  The Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund invest primarily in high quality short-term money market funds or instruments, and intend to do so until new advisory arrangements are approved by these Funds’ shareholders.  See “New Developments and Important News for Shareholders” above.

Each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose

6

commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, and (in the case of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund) unrated debt securities which are deemed by the Adviser to be of comparable quality.  Each of the Funds may also invest in United States Treasury Bills and Notes, Certificates of Deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less.  For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody’s or AA by S&P, or (in the case of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund) unrated but deemed by the Adviser to be of comparable quality.  Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk.  The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes.  There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.  Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits.  Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.  Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Each Fund’s investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments).  In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  See “Investment Companies” below.

Repurchase Agreements.  Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”).  Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will

7

never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time.  Securities subject to repurchase agreements are held either by the Funds’ custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System.  The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest).  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest.  The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to a Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.  Repurchase agreements will be acquired in accordance with procedures established by the Company’s Board of Directors, which are designed to evaluate the creditworthiness of the other parties to the repurchase agreements.

United States Government Securities.  Each Fund may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

In addition, a Fund may invest in securities or obligations of U.S. government agencies or instrumentalities.  U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S.  Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.  A Fund will invest in securities of such an instrumentality only when the Investment Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

8

Restricted or Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities).  The Board of Directors or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation.  The Funds will not invest in private placements without the prior approval of the Board of Directors.  Certain securities exempt from registration or issued in transactions exempt from registration (“restricted securities”) under the Securities Act of 1933, as amended (“Securities Act”) that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid.  Although the Board of Directors currently has responsibility for the determination of the liquidity of a security, the Board may, in the future, delegate such responsibility to the Adviser.  Although no definite quality criteria are used, the Board of Directors considers such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.  Certain securities are deemed illiquid by the Securities and Exchange Commission (the “SEC”) including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation.  These securities will be treated as illiquid and subject to the Funds’ limitation on illiquid securities.  Because an active market may not exist for illiquid securities, the Funds may experience delays and additional cost when trying to sell illiquid securities.

Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith pursuant to the Funds’ fair value pricing policy.

If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

OTC Transactions.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in over-the-counter transactions  until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

It is possible that the Funds may engage in transactions involving securities traded on “over the counter” (“OTC”) markets.  In general, there is less governmental regulation and

9

supervision in the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes the Funds to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  Therefore, to the extent that the Funds engage in trading on OTC markets, the Funds could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges.

Initial Public Offerings.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in initial public offerings until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

A Fund may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Options.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in options until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

General.  Each Fund may purchase and write (i.e. sell) put and call options.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

10

Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market value of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument.  The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.  There is no assurance that a liquid secondary market will exist for any particular option.  An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, or liquidate the assets used to cover its obligation as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.  If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold).   If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the

11

underlying instrument.  If a put option written by a Fund is exercised, the Fund’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

Federal Tax Treatment of Options.  Certain option transactions have special tax results for the Funds.  Expiration of a call option written by a Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving “nonequity options,” as defined in and subject to the rules of Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.  In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated.  A “nonequity option” subject to the rules of Code Section 1256 includes options involving stock indexes such as the Standard & Poor’s 500 and 100 indexes.

Certain Risks Regarding Options.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market.  This requires

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different skills and techniques than predicting changes in the prices of individual securities.  In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund.  Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and a Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.  Further, if the secondary market for a contract is not liquid, a Fund may be required to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options could also be impaired.

Cover for Options Positions.  Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount.  Under current SEC guidelines, the Funds will maintain assets with its Custodian to cover transactions in which the Funds write or sell options.

Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion

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of a Fund’s assets to cover option obligations could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Short Sales.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to engage in short sales  until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

Each Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.   Because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security’s value cannot drop below zero.  The Fund will realize a gain if the price of the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.  In order to borrow the security, a Fund may be required to pay compensation to the lender for securities that are difficult to borrow due to demand or other factors.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at a particular price.  During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

The Funds may each make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Cover for Short Sales.  Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with

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the broker in connection with the short sale, equals the current market value of the security sold short.  The assets so maintained are marked to market daily.

Investment Companies.  Except as noted below, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, either: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds.  In reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Funds’ investments in shares of money market funds are not subject to these limitations.  In addition, if new advisory arrangements are approved for the Mid-Cap Growth by its shareholders, that Fund would rely on Section 12(d)(1)(G) of the Investment Company Act and the rules thereunder to invest in shares of other investment companies, and would not be subject to these limitations.

The Funds may also invest in exchange-traded funds (“ETFs”), including actively-managed ETFs.  Index-based ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indexes.  The indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, countries and regions.  Actively-managed ETFs generally follow quantitative security selection methodologies, but security selection may not correspond to any particular index, and the ETF’s net asset value may differ from that of any index.  A Fund may invest in ETFs for short-term cash management or as part of its overall investment strategy.

Like equity investments, investments in securities issued by other investment companies (including ETFs) may go up or down in value.  The traded price of an ETF may not track its net asset value.  They also may not perform in correlation with the Fund’s principal strategies.  If a Fund invests in securities issued by other investment companies (including ETFs), shareholders will bear their proportionate share of the Fund’s expenses, and also similar expenses of the underlying investment company or ETF, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.

Warrants.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in warrants until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time.  A Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.  The purchase of warrants involves the risk that a Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the

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value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange.  Warrants attached to other securities acquired by a Fund are not subject to this restriction.

Convertible Securities and “Junk Bonds”.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in convertible securities until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

Each Fund may invest in convertible securities.  A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged.  Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Fund.  A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price.

In selecting convertible securities for the Funds, the Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock).  The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors.

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The conversion value of convertible securities is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value.  In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both.  Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

Typically, the convertible debt securities in which the Funds will invest will be of a quality less than investment grade (so-called “junk bonds”).  The Funds will, however, limit their investment in non-investment grade convertible debt securities to no more than 5% of the respective net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody’s or S&P, or unrated securities deemed by the Adviser to be of comparable quality.  Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty.  It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.  The special risk considerations in connection with investments in these securities are discussed below.  Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

Effect on Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a junk bond security defaulted, a Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

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As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value.  If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of junk bond securities and, therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in junk bond securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment grade debt securities.  The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The Adviser continually monitors each Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all junk bond securities there is no established retail secondary market for many of these securities.  The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales.

During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly-traded market.

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In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity.  Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuations and to greater risk of loss of income and principal due to default than investments of higher-rated fixed income securities.  Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react more to fluctuations in the general level of interest rates.  A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets.  However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

Depositary Receipts.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in depositary receipts  until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities.  EDRs and GDRs are European and global receipts evidencing similar arrangements.  Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets.  The Funds may invest in unsponsored ADRs, which differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Foreign Securities.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in foreign securities until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

Each Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored ADRs.  Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments.  Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse

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changes in investment or exchange control regulations are among the inherent risks.  The value of the foreign investments held by the Funds may be significantly affected by changes in currency exchange rates.

Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.  Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  The Funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.  Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes.  To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, such taxes may reduce the net return to shareholders.  Additional costs could be incurred in connection with the Funds’ investment activities outside the United States.  Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions.  Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

The securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities.  Foreign securities markets also have different clearance and settlement procedures. Delays in clearance and settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned.  The inability of the Funds to make intended security purchases due to clearance and settlement problems could cause the Funds to miss attractive investment opportunities.

Because of these and other factors, securities of foreign companies acquired by the Funds may increase the chances that the Funds will lose money and be subject to greater fluctuation than securities of domestic companies.  The risks described above may be heightened in connection with investments in developing countries.

Emerging Markets Securities.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in emerging markets securities until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

A Fund’s investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  For example, the value of the Fund’s emerging markets securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets.  The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets.  Further, because a Fund will invest in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates.  Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; government expropriation or

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nationalization of assets; and the less stringent investor protection and disclosure standards of some foreign markets.  All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities.

The growth of many emerging markets’ economies is to a significant degree export driven.  Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies.  In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

Futures Contracts and Options on Futures Contracts.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in futures contracts and options on futures contracts until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

The Funds may hedge against movements in interest rates, securities prices or currency exchange rates.  The Funds may occasionally purchase and sell various kinds of futures contracts and options on futures contracts.  The Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options.  Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets.  Therefore, shareholders may not have the investor protections reflected in the Commodity Exchange Act of 1974, as amended.

The Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or which the Funds expect to purchase.  When used, a Fund’s futures transactions generally will be entered into only for traditional hedging purposes—i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect the Funds against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated).  All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or “closing” purchase or sale transactions, which may result in a profit or a loss.  While a Fund’s futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous.  A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

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By using futures contracts to hedge their positions, the Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund proposes to acquire.  For example, when interest rates are rising or securities prices are falling, the Funds can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities.  When rates are falling or prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases.  Similarly, the Funds can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency.  The Funds can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency the Fund has acquired or expects to acquire.

As part of its hedging strategy, the Funds also may enter into other types of financial futures contracts if, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Funds’ portfolio securities and such futures contracts.  Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s securities portfolio.  When hedging of this character is unsuccessful, any unanticipated appreciation in the value of a Fund’s portfolio securities could be offset substantially by a decline in the value of the futures position.

The acquisition of put and call options on futures contracts gives the Funds the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period.  Purchasing an option on a futures contract gives the Funds the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

The Funds may terminate their position in an option contract by selling an offsetting option on the same series.  There is no guarantee that such a closing transaction can be effected.  A Fund’s ability to establish and close out positions on such options is dependent upon a liquid market.

Certain Risks Regarding Futures.  Futures prices can be volatile, and trading in these markets involves certain risks.  If the Adviser applies a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures strategies may lower a Fund’s return.  A Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market.  Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.  Consequently, it may not be possible to close a futures position when the Adviser considers it appropriate or desirable to do so.  In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin.  If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Adviser would not

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otherwise elect to do so.  In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

A Fund could suffer losses if the prices of its futures positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a Fund had different maturities than those of the portfolio securities being hedged.  Such imperfect correlation may give rise to circumstances in which a Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities.  A Fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit.  However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses.  In addition, the daily limit may prevent liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Loss from investing in futures transactions by the Funds is potentially unlimited.

The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Real Estate Investment Trusts.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in real estate investment trusts until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

The Funds may invest in real estate investment trusts, or “REITs,” or securities of foreign issuers with a similar structure to REITs.  Unlike corporations, REITs do not have to pay federal income tax if they meet certain Internal Revenue Code requirements.  REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks.  Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Limited Partnerships.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to invest in limited partnerships until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

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The Funds can invest in limited partnership interests.  Limited partnership interests may be less liquid than other forms of equity securities in which a Fund invests and may not be as widely traded, which may make it difficult for the Fund to sell such interests at the time or price desired.

Special Strategies and Risks Applicable to the Underlying Funds in Which the Mid-Cap Growth Fund May Invest.  As noted above, if new advisory arrangements for the Mid-Cap Growth Fund are approved by its shareholders, it would implement its investment program by investing primarily in shares of other investment companies (commonly known as a “fund of funds”).  Accordingly, if so approved, the investment strategies and risks described elsewhere in the Prospectus and this Statement of Additional Information would directly apply to the funds in which the Mid-Cap Growth Fund invests and thus indirectly to the Mid-Cap Growth Fund as an investor in those funds.  Special investment strategies applicable only to the underlying funds in which the Mid-Cap Growth Fund would invest are also discussed below.

CREDIT DERIVATIVES: An underlying fund may enter into credit default swaps, as a buyer or a seller.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation.  If a fund is a buyer and no event of default occurs, the fund will have made a stream of payments to the seller without having benefited from the default protection it purchased.  However, if an event of default occurs, the fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default.  As a seller, a fund receives a fixed rate of income throughout the term of the contract, provided there is no default.  If an event of default occurs, the fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation.  The value of the underlying reference obligation received by a fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.  Credit default swaps involve different risks than if a fund invests in the underlying directly.

BORROWING: An underlying fund may borrow to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires a fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows a fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

24

A fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by a fund involves special risk considerations that may not be associated with other funds having similar policies.  Since substantially all of a fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the fund’s agreement with their lender, the asset value per share of the fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that a fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.

EQUITY SWAP AGREEMENTS: An underlying fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the fund than if the fund had invested directly in such securities.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

25

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether a fund’s use of swap agreements will be successful in furthering its investment objective will depend on its investment manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on a fund by the Internal Revenue Code may limit the fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Lending of Portfolio Securities.  Notwithstanding the below, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund do not intend to lend their portfolio securities until shareholders approve the new advisory arrangements applicable to these Funds, at which time these Funds’ new investment programs would be implemented.  See the description of these Funds in the Prospectus and “New Developments and Important News for Shareholders” above.

The Funds may lend their portfolio securities in order to generate additional income.  Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser.  These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  Loans are subject to termination at the option of the Funds or the borrower at any time.  Upon such termination, the Funds are entitled to obtain the return of the securities loaned within three business days.

26

For the duration of the loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities.  As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially.  However, the loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the income which can be earned currently from such loans justifies the attendant risk.  Additionally, for the duration of the loan, the Funds will not have the right to vote securities while they are being loaned, but will generally call a loan in anticipation of any important vote, as determined by the Adviser.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest.  There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.  Further, cash received as collateral through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Calculation of Portfolio Turnover Rate.  The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares.  The Funds, under normal circumstances, may engage in short-term trading to try to achieve their investment objective and they are likely to have an annual portfolio turnover rate over 100%.  The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate.  The current portfolio turnover rates for the Funds are set forth in the Prospectus.  As the investment timeframe of the Adviser lengthened, the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Funds’ turnover was lower in 2007 than in previous years.

INVESTMENT RESTRICTIONS

Consistent with each Fund’s investment objective, each Fund has adopted certain investment restrictions.  Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations except with respect to a Fund’s restrictions on borrowings as set forth in restriction 7 below.

A Fund’s fundamental restrictions cannot be changed without the approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholders meeting at

27

which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The following are the Funds’ fundamental investment restrictions.

Each Fund may not:

1.     Issue senior securities, except as permitted under the Investment Company Act; provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

2.     Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

3.     With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund’s total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

4.     Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

5.     Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund’s participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund’s own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

6.     Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

7.     Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that exceed 33 1/3% of the Fund’s total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation.  Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

8.     Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from

28

engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

The following investment restrictions are not fundamental, and may be changed without shareholder approval.

Each Fund may not:

1.     Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

2.     Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund’s discretion.

3.     Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of a Fund’s net assets (taken at market value at the time of each investment) would be invested in illiquid securities.  “Illiquid securities” means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities.  The Funds will not invest in private placements without the prior approval of the Board of Directors.

4.     Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions.  (The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

5.     Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

In determining industry classification with respect to the Funds, the Adviser intends to use the industry or industry sub-group classifications published by Bloomberg L.P.

A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

The Small-Cap Growth Fund and the Emerging Growth Fund may not:

1.     Purchase warrants, valued at the lower of cost or market, in excess of 5% of a Fund’s net assets.  Included in that amount, but not to exceed 2% of net assets, are warrants

29

whose underlying securities are not traded on principal domestic or foreign exchanges.  Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions.

2.     Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund’s net assets; provided, however, a Fund may engage in transactions involving options.  Each Fund will not purchase any security while borrowings represent more than 5% of its total assets are outstanding.

As discussed above under “New Developments and Important News for Shareholders,” the Funds expect to hold shareholder meetings in 2008 to consider new advisory arrangements for the Funds.  At these meetings, it is also expected that shareholders of some Funds would consider changes to the fundamental investment restrictions applicable to their Funds.  Further information about these proposals will be available in proxy materials circulated by the Funds in connection with the shareholder meetings.  No changes to the fundamental investment restrictions described above would be implemented unless approved by the requisite vote of shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that any such disclosure is in the best interests of the Funds’ shareholders.  The Funds’ Chief Compliance Officer will report annually to the Board of Directors with respect to the Funds’ portfolio holdings disclosure policies.

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis.  For example, the Funds’ administrator and fund accountant is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund.  The Funds also undergo an annual audit that requires the Funds’ independent auditor to review each Fund’s portfolio.  In addition to the fund accountant, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings.  The Funds also make their portfolios available to their transfer agent for the transfer agent’s use in responding to shareholder inquiries.  This information is made available on a quarterly basis after such information is at least 30 days old.  Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios or trading on such information unless specifically authorized by the Company.

The Funds may provide their entire portfolios to the following rating and ranking organizations:

•                  Morningstar, Inc.

•                  Lipper, Inc.

•                  Standard & Poor’s Ratings Group

•                  Bloomberg L.P.

•                  Thomson Financial Research

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The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Funds may not pay these organizations or receive any compensation from them for providing this information.  The Funds will provide these organizations with portfolio information on a quarterly basis after such information is at least 30 days old.  Since the information provided is at least 30 days old, it is not provided on the condition that it be kept confidential or that these organizations not trade on the information.

The Funds publish their top five positions at the end of each quarter on their website (www.vanwagoner.com).  This information is updated approximately 15 business days following the end of each quarter.  It is available to anyone that visits the website.

ADDITIONAL COMPANY INFORMATION

Directors and Officers.  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.  The Board currently consists of four Directors who are not “interested persons” of the Company or the Funds as that term is defined in the Investment Company Act (the “Independent Directors”).  Information regarding the Board of Directors and the officers of the Funds (as of the date of this prospectus), including their principal business occupations during at least the last five years, is set forth below.

Independent Directors

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Edward L. Pittmann 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 50	Chairman and Director	Indefinite, until successor elected Served as a Director since January 2007	Attorney with Thelen Reid Brown Raysman & Steiner LLP since 1999.	6	None

Greg Linn 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 51	Director	Indefinite, until successor elected Served as a Director since January 2007	Proprietor, Ambullneo Vineyards, a producer of fine wines, since 2001.	6	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Edward C. Peterson 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 53	Director	Indefinite, until successor elected Served as a Director since January 2007	Vice President, Peterson and Collins, Inc., a commercial, industrial and single-family housing construction company, since 1977.	6	None

Andrew H. Roediger 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 42	Director	Indefinite, until successor elected Served as a Director since January 2007	President, Marion Advisory Partners, LLC, a real estate development firm, since April 2004; and an Arizona registered investment adviser, May 1997 to April 2004.	6	None

Jay Jacobs 3 Embarcadero Center Suite 1120 San Francisco, CA 94111 Age: 49	Interested Director*	Indefinite, until successor elected Served as a Director since January 2008	Founder and Former Portfolio Manager, Crossover Venture Partners (long/short equity fund); Founding Partner, Thomas Weisel Partners.	6	None

*  Mr. Jacobs is considered an “interested director” because it is expected that he would become affiliated with the Adviser in the future.

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Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Susan Freund Three Embarcadero Center, Suite 1120 San Francisco, CA 94111 Age: 53	President, Secretary, Treasurer and Chief Compliance Officer	Indefinite, until successor elected Served as President, Secretary and Treasurer since May 2007 and Chief Compliance Officer since April 2007.	President, Treasurer, Secretary and Chief Compliance Officer of the Funds since 2007; Senior Counsel at Bank of the West from 2001 to 2007.

Board Committees.  The Company’s Board of Directors has created an Audit Committee whose members are Messrs. Pittman, Linn, Peterson and Roediger.  Mr. Roediger serves as Chairman of the Audit Committee.  The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, to approve all auditing and other services provided to the Funds by their independent registered public accounting firm and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee convened six times in 2007.  The Company’s Board of Directors has no other committees.

Direct Ownership of Equity Securities. The table below shows the dollar range of shares of all Funds in the Company beneficially owned by each Director as of January 31, 2008.

Name of Director (1)	Dollar Range of Equity Securities in the Small-Cap Growth Fund			Dollar Range of Equity Securities in the Growth Opportunities Fund			Dollar Range of Equity Securities in the Emerging Growth Fund

Edward L. Pittman	$	[0	]	$	[0	]	$[0]

Greg Linn	$	[0	]	$	[0	]	$[0]

Edward C. Peterson	$	[0	]	$	[0	]	$[10,001 - $50,000]

Andrew H. Roediger	$	[0	]	$	[0	]	$[0]

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Name of Director (1)	Dollar Range of Equity Securities in the Post- Venture Fund			Dollar Range of Equity Securities in the Technology Fund			Dollar Range of Equity Securities in the Mid-Cap Growth Fund		Aggregate Dollar Range of Equity Securities in all Funds of the Company

Edward L. Pittman	$	[0	]	$	[0	]	$	[0]	[$0]

Greg Linn	$	[0	]	$	[0	]	$	[0]	[$0]

Edward C. Peterson	$	[0	]	$	[0	]	$	[0]	[$10,001 - $50,000]

Andrew H. Roediger	$	[0	]	$	[0	]	$	[0]	[$0]

(1) Each Independent Director was elected to the Board of Directors of the Company on January 31, 2007.  Mr. Jacobs’ service as a Director began in January 2008.

Compensation.   Any Director of the Company who is an officer of the Adviser and an officer of the Funds receives no remuneration from the Funds.  Effective April 1, 2007, the Independent Directors are paid a quarterly retainer of $3,000 ($4,000 for the Independent Chairman of the Board of Directors and Audit Committee).  The Funds pay this fee.  In addition, each Director is reimbursed for the expenses of attending meetings.  The table below sets forth the compensation of the Directors for the fiscal year ended December 31, 2007.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Funds			Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation from Company Paid to Directors

Edward L. Pittman(2)	$	[	]	$0	$	[	]
Greg Linn(2)	$	[	]	$0	$	[	]
Edward C. Peterson(2)	$	[	]	$0	$	[	]
Andrew H. Roediger(2)	$	[	]	$0	$	[	]

(1) The Company does not maintain pension or retirement plans.

(2) Messrs. Pittman, Linn, Peterson and Roediger were elected as Independent Directors of the Company on January 31, 2007.  Mr. Jacobs’ service as a Director began in January 2008.

Code of Ethics.  The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act.  This code of ethics generally prohibits personnel subject thereto from investing in securities that may be purchased or held by the Funds.  The code of ethics permits personnel subject thereto to invest in entities that are permitted to co-invest with the Funds pursuant to an SEC exemptive order.

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Proxy Voting Policies and Procedures.  The Board of Directors has delegated to the Adviser the responsibility to vote proxies solicited by the issuers of securities held in each Fund’s portfolio.  In general the Adviser votes proxies exclusively for the benefit of the Funds’ shareholders and in a manner in which the Adviser believes will enhance long-term shareholder value.  Accordingly, on routine matters such as uncontested elections of directors and selection of auditors, the Adviser generally votes as management of the issuer recommends.  On non-routine matters the Adviser analyzes the proposal on a case-by-case basis.  Generally, the Adviser will vote as management of the issuer recommends only if the proposal would not impair the economic interests of shareholders and does not eliminate, dilute or otherwise impair the rights of shareholders.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund.  A conflict of interest may exist, for example, where the Adviser has a significant business or personal relationship with the company or its officers.  In such instances the Adviser will disclose the conflict to the Board of Directors and seek its advice as to the voting of such securities.

Information regarding how the Adviser voted proxies relating to the Funds’ securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-228-2121, or on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities.  As of [March 31], 2008, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds.

Van Wagoner Small-Cap Growth Fund

[to come]

Van Wagoner Growth Opportunities Fund

[to come]

Van Wagoner Emerging Growth Fund

[to come]

Van Wagoner Post-Venture Fund

[to come]

Van Wagoner Technology Fund

[to come]

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Van Wagoner Mid-Cap Growth Fund

[to come]

[As of [March 31], 2008, the directors and officers as a group owned less than 1% of the outstanding shares of the Funds.]

*Shareholders of record, not beneficial owners.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  The investment adviser to the Small-Cap Growth Fund, Growth Opportunities Fund, and Emerging Growth Fund is Van Wagoner Capital Management, Inc.  For important information concerning each of the Funds’ advisory arrangements, please see “New Developments and Important News for Shareholders” above.

Garrett Van Wagoner is the founder and President of the Adviser and owns all of the outstanding common stock of the Adviser.  As such, he controls the Adviser.  Pursuant to Investment Advisory Agreements entered into between the Adviser and the Company on behalf of each of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund (the “Investment Advisory Agreements”), the Adviser provides continuous investment advisory services to these Funds.  The Adviser also provides these Funds with office space, equipment and personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties.  The Investment Advisory Agreements are terminable without penalty with respect to a Fund, on 30 days’ written notice by the Directors, by vote of a majority of a Fund’s outstanding voting securities or on 60 days’ written notice by the Adviser, and will terminate automatically in the event of their assignment.

Each Fund pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the Investment Company Act and any amendments thereto, the expense of registering its shares with the SEC and qualifying for sale in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds’ assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

Prior to May 1, 2003, the Adviser also served as investment adviser to the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund.  The Adviser terminated its investment advisory agreements with these Funds effective April 30, 2003.  Presently, these Funds are managed by the Company’s Board of Directors and Officers without compensation.  However, the Adviser has agreed to waive all or a portion of any advisory fees it may earn from these Funds, or to reimburse expenses, as necessary, in order to keep each of these Fund’s “Total

36

Annual Fund Operating Expenses” (excluding fees and expenses of other funds in which a Fund invests, as well as all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items such as litigation) from exceeding 3.99% of the Fund’s average daily net assets.  The expense limit agreements for each Fund will remain in effect through December 31, 2008.  Otherwise, the discussion below relates only to the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund.

Under the Investment Advisory Agreements now in effect, the Adviser may, from time to time, voluntarily absorb expenses of a Fund, and discontinue such practice at any time.  The Adviser has agreed to voluntarily waive investment advisory fees in excess of 1.00% of current average net assets indefinitely.

Each Investment Advisory Agreement provides that the Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Investment Advisory Agreements also provide that nothing therein shall limit the freedom of the Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

For the fiscal years ended December 31, 2005, 2006 and 2007 the Funds accrued the following management fees and the Adviser waived a portion of its management fees in the following amounts:

	2005	2006	2007
Small-Cap Growth Fund
Gross Management Fees	$293,731	$242,372	$	[ ]
Waived Management Fees	$0	$53,923	$	[ ]

Growth Opportunities Fund\
Gross Management Fees	$287,046	$242,168	$	[ ]
Waived Management Fees	$0	$56,722	$	[ ]

Emerging Growth Fund
Gross Management Fees	$844,220	$675,764	$	[ ]
Waived Management Fees	$0	$150,167	$	[ ]

If the new advisory arrangements described above are approved by shareholders, the Adviser would be responsible for overseeing the applicable Funds’ subadvisers, recommending the selection of subadvisers to the Funds’ Board of Directors, evaluating the performance of the subadvisers, monitoring changes at the subadvisers’ organizations, overseeing the operational aspects of the Funds and coordinating with the subadvisers with respect to diversification and other compliance responsibilities.  The subadvisers would be responsible for implementing the Funds’ strategies, selecting individual securities and selecting brokers and dealers to execute transactions for the applicable Funds.  The Adviser, if a new advisory agreement for the

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Mid-Cap Growth Fund is approved by its shareholders, would supervise and manage this Fund, overseeing administration and making day-to-day investment decisions for the Fund, subject to policies set by the Board of Directors.

Current Portfolio Manager.  Mr. Van Wagoner is the portfolio manager responsible for the day-to-day management of the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund.  The following table provides information about funds and accounts, other than the Funds, for which Mr. Van Wagoner is primarily responsible for the day-to-day portfolio management as of December 31, 2007.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	2	$22.8	2	$22.8
Other Accounts:	0	$0	0	$0

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser in other accounts managed by the Adviser.  These potential conflicts may arise from certain trading practices used such as cross trades between a Fund and another account and the allocation of aggregated trades and investment opportunities.  The Portfolio Manager buys and sells securities for the Funds that are also recommended for other accounts.  The Portfolio Manager may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies.  Certain of the other accounts pay higher management fee rates or pay performance-based fees to the Adviser.  The Portfolio Manager may devote unequal time and attention across accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts.

The Adviser has developed written policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of the Portfolio Manager to cross securities between the Funds and other accounts managed by the Adviser and policies designed to ensure the fair allocation of investment opportunities and allocations (including IPOs) among all client accounts.  In addition, the Adviser has a Code of Ethics which, among other things, limits trading by the Portfolio Manager and other employees of the Adviser.  There is no guarantee that any such policies and procedures will cover every situation in which a conflict of interest arises.

Mr. Van Wagoner’s compensation is solely determined by the difference between the revenues derived from the advisory fees charged to the Funds and other accounts managed by the

38

Adviser, and the costs incurred by the Adviser.  These costs include, but may not be limited to, employment costs, rent, travel expenses, equipment leases and maintenance, legal fees and other expenses.

The following table represents the dollar range of equity securities held by the Portfolio Manager in the Funds managed by the Portfolio Manager:

Dollar Range of Equity Securities in the Small-Cap Growth Fund			Dollar Range of Equity Securities in the Growth Opportunities Fund			Dollar Range of Equity Securities in the Emerging Growth Fund
$	[	]	$	[	]	$	[	]

Information About the Portfolio Managers under the New Advisory Arrangements

If the new advisory arrangements described above under “New Developments and Important News for Shareholders” are approved by shareholders, it is expected that the portfolio managers named in the Prospectus would be primarily responsible for the day-to-day management of the Funds.  The following tables provides information about funds and accounts, other than the Funds, for which these individuals are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

As of December 31, 2007, Jay Jacobs (VWCM), who would become a portfolio manager for the Mid-Cap Growth Fund, did not manage any other accounts.  Once Mr. Jacobs becomes a portfolio manager, the Adviser’s written policies and procedures (described above in the discussion of the current Portfolio Manager) designed to mitigate potential conflicts would also apply to Mr. Jacobs.

Frank J. Husic (Husic)

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	6	$12.8	5	$9.4
Other Accounts:	39	$512.1	4	$19.9

Mr. Husic is the sole owner of Husic.  As such, he is eligible to receive the net income or loss allocated to the owner annually.  He is also eligible for a fixed annual base salary, which he has discretion of taking or waiving each year.  He is also eligible annually for a discretionary

39

bonus based on his overall performance and the firm’s overall profitability.  The bonus is not directly tied to the performance results of any client account, including the Funds.  In addition, he is eligible for standard health and retirement benefits available to all Husic employees, including a 401(k) plan and discretionary company match.

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Mr. Husic in other accounts managed by him and Husic.  These potential conflicts may arise from certain trading practices used such as cross trades between a Fund and another account and the allocation of aggregated trades and investment opportunities.  This Portfolio Manager (if new advisory arrangements are approved by shareholders) would buy and sell securities for the Funds that are also recommended for other accounts.  This Portfolio Manager may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies.  Certain of the other accounts pay higher management fee rates or pay performance-based fees to Husic.  This Portfolio Manager may devote unequal time and attention across accounts, and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts.

Husic has developed written policies and procedures reasonably designed to mitigate those conflicts.  In particular, it has adopted policies limiting the ability of the Portfolio Manager to cross securities between the Funds and other accounts managed by the firm and policies designed to ensure the fair allocation of investment opportunities and allocations (including IPOs) among all client accounts.  In addition, Husic has a Code of Ethics which, among other things, limits trading by the Portfolio Manager and other employees of the firm.  There is no guarantee that any such policies and procedures will cover every situation in which a conflict of interest arises.

Lee Molendyk (Insight)

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$80.5	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	1114	$814.75	0	0

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Lance Swanson (Insight)

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$80.5	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	1114	$814.75	0	0

Randy Yurchak (Insight)

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	787	$270.41	0	0

Mr. Molendyk, Mr. Swanson and Mr. Yurchak are compensated by Insight.  Each receives a fixed base salary plus an annual bonus based on the performance of the Fund he manages and other accounts.  For purposes of determining the bonus, the pre-tax performance of the relevant Fund and other accounts for the one-year period is compared to the pre-tax performance of a relevant peer group for the same period.  The Portfolio Managers have received and are eligible to receive additional non-qualified stock options to purchase shares of Insight’s stock and also receive certain retirement, insurance and other benefits that are broadly available to all of Insight’s employees.  In addition, Mr. Molendyk and Mr. Swanson share in revenues received from Insight’s Concentrated Emerging Growth strategy, which includes receiving 25% of the asset-based fee received by Insight, paid quarterly, and 20% of the incentive fee received by Insight, which is based on 20% of net gains of the applicable accounts in the strategy, paid after the calendar year end.

Because Insight engages in an investment advisory business and manages more than one advisory account, including Insight’s own proprietary accounts, there may be conflicts of interest over Insight’s time devoted to managing any one account or over Insight’s allocation of investment opportunities among all accounts it manages.  Insight attempts to resolve all such conflicts in a manner that is generally fair to all of its clients’ accounts.

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Due to the nature of Insight’s investment selection process, significant overlaps in securities held in various accounts may occur, even for accounts using different investment strategies.  However, Insight’s decisions to use a security for any one investment strategy versus another investment strategy are based on, among other things, the particulars of the various strategies, analyses of the security and the attractiveness of the security versus existing holdings in the accounts using the different investment strategies, and may result in investment timing differences between strategies and accounts (i.e., different purchase or sell dates for the same security).

In addition, as appropriate to the investment strategy and upon the recommendations of Insight’s investment committee, certain accounts whose investment strategy focus on investments in small cap securities may have priority for investment opportunities in small cap securities over other accounts whose investment strategies do not focus on small cap securities, e.g., a mid-cap strategy.  Furthermore, due to the unique investment and trading strategy and potentially much shorter investment horizon of Insight’s Concentrated Emerging Growth strategy (in which Insight’s employees may invest), Insight’s decision to invest in or sell a security for this strategy may or may not occur before other investment strategies, including even before Insight includes it on other investment strategies’ buy lists.  There is an additional special potential conflict of interest in that the Portfolio Managers who are expected to manage the Emerging Growth Fund and Small-Cap Growth Fund also manage Insight’s Concentrated Emerging Growth Strategy and have a share in Insight’s revenues from that strategy, as described above.  This revenue sharing may pose a special incentive to direct investment opportunities to the other accounts following that strategy, rather than to the Funds.  However, Insight believes its allocation procedures, as described below, address this potential conflict and provide for fair allocation of investment opportunities appropriate for each strategy.

In the allocation of investment opportunities among all accounts managed by Insight, Insight may give advice and take action with respect to any of its clients’ or its proprietary accounts that may differ from advice given or the timing or nature of action taken with respect to any other account so long as it is Insight’s policy, to the extent practicable, to allocate investment opportunities over a period of time on a fair and equitable basis relative to other accounts.  Procedures to implement fair and equitable allocation of investment opportunities include but are not limited to periodic investment management team meetings to identify and maintain buying opportunities as they arise (reviewing opportunities for accounts based on factors such as the overall market, price of the security and Insight’s research), preparing written allocations of trade orders in advance of execution and with best execution principles in mind, averaging prices over block trade orders and allocating partially filled trade orders to accounts on a pro rata basis or on a statistically random basis, and documenting the reasons for any non-pro-rata allocations.

Administrator.  PFPC Inc. (“PFPC”) provides various administrative and fund accounting related services to the Funds which include, but are not limited to, the following: calculating daily net asset values for each Fund based on portfolio pricing information provided by commercial services and/or the fair values provided pursuant to the Funds’ fair value pricing policy; overseeing the Funds’ Custodian; preparing and filing all federal and state tax returns and required tax filings (other than those to be made by the Funds’ Custodian); overseeing the Funds’ insurance relationships; preparing notice and renewal filings pursuant to state securities laws;

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compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds’ expenses; monitoring the Funds’ status as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”); monitoring compliance with the Funds’ investment policies and restrictions and generally assisting in the Funds’ administrative operations.  PFPC, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration and Accounting Agreement. The Administration and Accounting Agreement shall continue in full force and effect unless terminated by the Board of Directors of the Company or PFPC upon not less 180 days’ prior written notice to the other party.  Under the Administration and Accounting Agreement, PFPC is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Administration and Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of PFPC in the performance of their duties.  The Administration and Accounting Agreement also provides that PFPC may provide similar services to others including other investment companies.  For the foregoing, PFPC receives a fee on the value of each Fund computed daily and payable monthly, at the annual rate on the average daily net assets, with such rates decreasing as assets reach certain levels, subject to an annual minimum fee, plus out-of-pocket expenses.  PFPC was selected as the Funds’ administrator on January 1, 2003.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$      ], respectively, by the Small-Cap Growth Fund for administration and accounting services.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$       ], respectively, by the Growth Opportunities Fund for administration and accounting services.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$      ], respectively, by the Emerging Growth Fund for administration and accounting services.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$      ], respectively, by the Post-Venture Fund for administration and accounting services.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$       ], respectively, by the Technology Fund for administration and accounting services.  For the fiscal years ended December 31, 2005, 2006 and 2007, PFPC was paid $90,001, $90,001 and [$      ], respectively, by the Mid-Cap Growth Fund for administration and accounting services.

Transfer Agent.  PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406 acts as the Funds’ Transfer Agent.  As Transfer Agent, PFPC keeps records of the shareholder accounts and transactions.  Each Fund pays PFPC a Transfer Agent fee based on the number of shareholder accounts, subject to an annual minimum fee, plus out-of-pocket expenses.

Custodian.  PFPC Trust Company (the “Custodian”), 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19809 serves as the Custodian for the Funds.  Under the terms of the Custodial Agreement, the Custodian is responsible for the receipt and delivery of each Fund’s securities and cash.  The Custodian does not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

Legal Counsel.  Kirkpatrick & Lockhart Preston Gates Ellis LLP, with offices at 55 Second Street, Suite 1700, San Francisco, California 94105, serves as counsel to the Funds and

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for the independent Directors in their capacities as such.  Counsel does not provide legal services to the Adviser.  A determination with respect to the independence of the Funds’ “independent legal counsel” will be made at least annually by the independent Directors of the Company, as prescribed by the 1940 Act and related rules.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP, with offices at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, is the independent registered public accounting firm for the Funds.  Tait, Weller & Baker LLP is responsible for performing an audit of each Fund’s year-end financial statements.

Principal Underwriter.  PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, Pennsylvania acts as the principal underwriter on a “best efforts” basis in a continuous public offering of shares of the Funds pursuant to an Underwriting Agreement.  After its initial two year term, the Underwriting Agreement continues in effect for successive one year terms if approved at least annually by (1) a majority of the Funds’ outstanding voting shares or by the Board of Directors and (2) the vote of the majority of the Board of Directors who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the Underwriting Agreement.

DISTRIBUTION OF SHARES

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act.  The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets.  Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Directors.  Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan was adopted in anticipation that the Funds will benefit from the Plan through increased sales of shares of each Fund, thereby reducing each Fund’s expense ratio and providing an asset size that allows the Adviser greater flexibility in management.  The Plan may be terminated at any time by a vote of the Directors of the Funds who are not interested persons of the Funds and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of Common Stock.  Messrs. Pittman, Linn, Peterson and Roediger are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Funds provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

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While the Plan is in effect, the selection and nomination of Independent Directors will be committed to the discretion of the current Independent Directors.  The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company.  Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

For the fiscal year ended December 31, 2007, the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund paid a total of $[       ], $[       ], $[       ],$[       ], $[       ], and $[       ] in 12b-1 fees, respectively.  Of this total, $[       ], $[       ], $[       ], $[       ], $[       ], and $[       ] was spent on payments to brokers or dealers, $[       ], $[       ], $[       ], $[       ], $[       ], and $[       ] on payments to the Distributor, $[       ], $[       ], $[       ], $[       ], $[       ], and $[       ] was spent on printing and mailing prospectuses to other than current shareholders, and the balance of $[       ], $[       ], $[       ], $[       ], $[       ], and $[       ] was spent on expenses associated with trade shows, web site development and other miscellaneous expenses for the Small-Cap Growth Fund, Growth Opportunities Fund, Emerging Growth Fund, Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund, respectively.  The distribution activities under the Plan were applicable to all of the Funds, except that subsequent to March 1, 2003, the only payments permitted under the Plans for the Post-Venture Fund, Technology Fund and Mid-Cap Growth Funds were to brokers or dealers who provide services to investors in these Funds pursuant to contracts entered into prior to the decision to liquidate these Funds.  Accordingly, the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund allocated the cost of distribution activities (other than payments to brokers or dealers) in accordance with relative net assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has adopted a policy pursuant to which the Funds may not (1) compensate a broker or dealer for any promotion or sale of shares issued by the Funds by directing to the broker or dealer (a) the Fund’s portfolio securities transactions, or (b) any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund’s portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer); and (2) direct the Fund’s portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund.  The policy permits the Fund and the Adviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Adviser is responsible for decisions to buy and sell securities for the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund, for the placement of their portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Company’s Board of Directors.  It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser.

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The Adviser will place orders pursuant to its investment determination for the relevant Funds either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best effort to seek on behalf of a Fund the best overall terms available.  In selecting brokers and assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security).  In many instances, the Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion.  While the Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser has to the Funds.  In no instance, however, will portfolio securities be purchased from or sold to the Adviser, or any affiliated person of either the Company or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters.

One or more brokers through which the Funds will execute portfolio transactions may provide payments to various parties (other than the Adviser) who provide services to the Funds.  Such payments would have the effect of reducing the net operating expenses of the Funds.  This arrangement, however, may decrease the number of brokers through which the Funds execute transactions and may create an incentive for the Adviser to use one of those brokers rather than another broker that may be able to offer the same or more favorable terms for the transaction.  Notwithstanding these arrangements, the Adviser remains obligated to seek best execution for these transactions.

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The Adviser may retain advisory clients in addition to the Funds and place portfolio transactions for these accounts.  Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds.  In the opinion of the Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Funds) to be managed by the Adviser.  Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, such costs to the Funds will not, in the opinion of the Adviser, be disproportionate to the benefits to be received by the Funds on a continuing basis.

The Adviser intends to seek to allocate portfolio transactions equitably among its accounts whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund.  In making such allocations between a Fund and other advisory accounts, if any, the main factors to be considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

During the fiscal years ended December 31, 2005, 2006 and 2007, the Funds paid the following brokerage commissions:

	2005	2006	2007

Small-Cap Growth Fund	$944,773	$824,627	$	[ ]
Growth Opportunities Fund	$594,849	$637,826	$	[ ]
Emerging Growth Fund	$2,105,947	$1,759,315	$	[ ]
Post-Venture Fund	$0	$0	$	[ ]
Technology Fund	$0	$0	$	[ ]
Mid-Cap Growth Fund	$47	$0	$	[ ]

During the fiscal year ended December 31, 2007, the Small-Cap Growth Fund, Growth Opportunities Fund and Emerging Growth Fund paid commissions of $[      ], $[      ] and $[      ], respectively, on transactions of $[      ], $[      ] and $[      ], respectively, to brokers who provided research services to the Adviser.  [During the fiscal year ended December 31, 2007, the Post-Venture Fund, Technology Fund and Mid-Cap Growth Fund paid no commissions on transactions to brokers who provided research services to the Adviser.]

The Adviser places security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Funds.  The amount of expenses paid by brokers for the period ended December 31, 2007 was $[      ], $[      ] and $[      ] in the Small-Cap Growth, Growth Opportunities and Emerging Growth Funds, respectively.  No expenses were paid by brokers during this period for the Post-Venture Fund, Technology Fund or Mid-Cap Growth Fund.

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The Subadvisers Brokerage Policies

If the new advisory arrangements described above under “New Developments and Important News for Shareholders” are approved by shareholders, the subadvisers would be responsible for selecting brokers and dealers to execute transactions for the applicable Funds.  Accordingly, information about the subadvisers’ brokerage policies are set forth below.

Husic

Pursuant to the discretionary authority granted to Husic, it would have full authority to determine which securities will be bought or sold, and the amount of such securities to be bought or sold, for the Funds it subadvises, subject to the overall supervision of the Adviser and the Board and in accordance with the Funds’ Prospectus and investment limitations.  Husic is not obligated to acquire for the Funds any security that it or its employees may acquire for its or their own accounts or for the account of any other client, if in the judgment of Husic, it is not practical or desirable to acquire a position in such security for the Funds.  Husic would allocate transactions to such broker and/or dealers for execution on such markets, at such prices and at such commission rates (which may be in excess of the prices or commission rates that might have been charged for execution on other markets or by other brokers or dealers) as in the good faith judgment of Husic are appropriate.

Husic takes into consideration in the selection of such brokers and/or dealers not only the available prices and rates of brokerage commissions, but also other relevant factors which may include (without limitation): (a) the execution capabilities of the brokers and/or dealers, (b) research (including economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice and market analysis), custodial and other services provided by such broker and/or dealers that are expected to enhance Husic’s general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Husic may cause the Funds to pay a broker or dealer an amount of commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Husic determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer, viewed in terms of either the particular transaction or Husic’s overall responsibilities with respect to the accounts as to which Husic exercises investment discretion.

Generally speaking, all of Husic’s clients benefit from research services provided to Husic by the broker-dealers who effect transactions for Husic’s client accounts.  Not all such research services, however, may be used by Husic in connection with the client accounts (including the Funds) that paid commissions to the brokers or dealers providing such research services.  In addition, instances may arise where (a) research services obtained in connection with transactions effected for a particular client’s account (including the Funds) benefit other

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clients of Husic or (b) not all research services may be used by Husic after payment of commission by clients, including the Funds.  Husic’s receipt of research services from broker-dealers who effect transactions for its client accounts does not reduce Husic’s customary research activities.

Husic may effect transactions for multiple clients, including the Funds, concurrently.  Whenever such concurrent decisions are made, Husic attempts to allocate portfolio transactions equitably among the participating accounts.  In accordance with Husic’s Trade Allocation Policy, the main factors considered in allocating transactions are the respective clients’ investments objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held by the participants in the allocation, and the opinions of the persons responsible for recommending investments to the accounts involved in the allocation.  The results obtained by applying these procedures are intended to be, on the whole, in the best interest of each client.

To the extent practicable, Husic aggregates orders for purchase or sale of securities on behalf of registered investment companies and other clients, including clients in which Husic or its associated persons may have an interest.  Such aggregation is subject to the requirements of the Trade Allocation Policy and applicable laws and regulations.  Husic effects aggregated orders in a manner consistent with seeking best execution.  Husic seeks to allocate trades equitably among investment company and non-investment company clients.  Each client participating in an aggregated trade will receive the average share price achieved during the business day, with all transaction costs shared pro rata among the allocation participants.

Insight

Pursuant to the discretionary authority granted to Insight, it would determine which securities are purchased and sold for the Funds it subadvises as well as the amount, subject to the overall supervision of the Adviser and the Board and in accordance with the Funds’ Prospectus and investment limitations.  Insight may effect transactions with such brokers/dealers it believes, in good faith, will provide best execution.  However, it cannot be guaranteed that better prices will be received, nor does such authority obligate Insight to solicit competitive bids for each transaction or to seek the lowest commission cost if Insight reasonably believes that the broker/dealer selected by Insight can be expected to obtain a “best execution” price on the particular transaction and the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in 28(e)(3) of the Securities Exchange Act of 1934 as amended) provided by such broker or dealer to Insight.  Such research services may include economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, research conferences, general reports, periodical subscription fees, consultations, performance measurement data, on-line pricing, news wire charges, quotation services and similar services (a “soft dollar” relationship).

In Insight’s consideration of best execution, the lowest possible commission cost is not the only determinative factor; the brokerage transaction must represent the best overall qualitative execution for the Fund.  Best execution is based on such factors as the efficiency of execution, the timing of the transaction, the price of the security purchased or sold, the

49

commission rate, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, offering to Insight on-line access to computerized data regarding clients’ accounts, the availability of stocks to borrow for short trades and other matters involved in the receipt of brokerage services generally, and the broker-dealer’s responsiveness to Insight.  When client orders (including the Funds) are aggregated with brokers and the original aggregate order is only partially filled, Insight will typically allocate the executed orders on a prorated basis to client accounts, including the Fund.  The price the Fund pays or receives for a security may be worse (or better) than the price paid or received by other clients of Insight who utilize different brokers than the Fund.

Insight may pay a brokerage commission in excess of that which another broker/dealer might charge for effecting the same transaction in recognition of the value of the brokerage, research and other services and soft dollar relationships.  In such a case, however, Insight determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services and soft dollar relationships provided by such broker/dealer, viewed in terms of either the specific transaction or Insight’s overall responsibilities to the portfolios over which Insight exercises investment authority.  An account may, however, pay higher brokerage commissions than are otherwise available or may pay more brokerage commissions based on account trading activity.  The research and other benefits resulting from the brokerage relationship would benefit all accounts managed by Insight or Insight’s operations as a whole.

TAXES

General.  Each Fund — which is treated as a separate corporation for federal tax purposes — intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code.  To do so, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) the securities (other than U.S.

50

government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

If a Fund failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain through December 31, 2010 — a maximum of 15%).  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during January of the following calendar year.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund’s investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations, with certain exceptions.  However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are potentially subject to the corporate alternative minimum tax.

Any Fund that has a net capital loss (i.e., the excess of capital losses over capital gains) for any year can carry forward the amount of such loss (“federal income tax capital loss carryover(s)” or “CLC(s)”) for eight years following the year of the loss (subject to limitations upon an “ownership change,” as described below), and the amount thereof will be treated as a short-term capital loss that can be used to offset capital gains.  Future capital gains that are offset by a CLC are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, it is expected that any Fund that has CLCs will not distribute capital gains that are offset by such CLCs.  A Fund cannot carry back or carry over any net operating losses.

[As of December 31, 2007, the Small-Cap Growth, Growth Opportunities, Emerging Growth, Post-Venture, Technology and Mid-Cap Growth Funds had CLCs of [    ], [    ], [    ], [    ], [    ], and [    ] respectively.  The amounts of the Small-Cap Growth Fund’s CLCs that expire in 2010, 2011, 2012, and 2013 are $24,086,621, $19,406,798, $5,158,565, and $679,356, respectively.  The Growth Opportunities Fund’s CLCs of $20,460 expire in 2012.  The amounts of the Emerging Growth Fund’s CLCs that expire in 2009, 2010, 2011, 2012, and 2013 are

51

$237,144,194, $174,822,268, $73,869,977, $23,566,789, and $9,299,078, respectively.  The amounts of the Post-Venture Fund’s CLCs that expire in [2009], [2010], [2011], [2012], and [2013] are [        ], [        ], [        ], [        ], and [        ], respectively.  The amounts of the Technology Fund’s CLCs that expire in [2009], [2010], [2011], [2012], and [2013] are [        ], [        ], [        ], [        ], and [        ], respectively.  The amounts of the Mid-Cap Growth Fund’s CLCs that expire in [2009], [2010], [2011], [2012], and [2013] are [        ], [        ], [        ], [        ], and [        ], respectively.]

In general, if a Fund has had or will have an “ownership change” during a “testing period” (any three year period ending on the date when an ownership change has occurred), then under Section 383 of the Code, that Fund’s use of its CLCs subsequent to such an ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax exempt rate in effect for the month in which the ownership change occurs, increased by certain other amounts not material here.  The Funds believe that as of [the date of this Statement of Additional Information], there has not been an ownership change within the testing period, and will use their best efforts to assure that an ownership change will not occur.  However, there can be no assurances that the Funds will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then it will be subject to federal income tax and possibly an excise tax on any capital gain net income exceeding the annual limitation on the CLCs not distributed by the Fund.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  Each Fund intends to declare and distribute dividends and other distributions during each year sufficient to prevent imposition of the excise tax.

The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders.  Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

CAPITAL STRUCTURE

The Company is an open-end management investment company organized as a Maryland corporation on October 18, 1995.  The Company’s Charter authorizes the Board of Directors to issue up to 1,000,000,000 shares of common stock, par value $0.0001 per share.  The common stock is divisible into an unlimited number of “series”, each of which is a separate Fund.  Each

52

share of a Fund represents an equal proportionate interest in that Fund.  Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

The Board of Directors may classify or reclassify any unissued series of shares of the Company and may designate or redesignate the name of any outstanding series of shares of the Company.  As a general matter, shares are voted in the aggregate and not by series, except where series voting would be required by Maryland law or the Investment Company Act (e.g., a change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of shares of any series of the Company’s shares, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the Company in the proportion that the total net assets of the series bear to the total net assets of all series of the Company’s shares.  The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of the Company, the holders of each series of the Company would be entitled, out of the assets of the Company available for distribution, to the assets belonging to that series.

Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.  When issued for payment as described in the Prospectus, the Company’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the Investment Company Act or the Maryland General Corporation Law.  Shareholders may not cumulate their votes in the election of directors.  Consequently the holders of more than 50% of the shares of the common stock voting for the election of directors can elect the entire Board of Directors and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

SHAREHOLDER MEETINGS

The Maryland Statutes permit registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act.  The Company has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.

The Company’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

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Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

RETIREMENT PLANS

The Funds offer several retirement account options to shareholders.  Qualifying shareholders may establish the following tax deferred retirement accounts: traditional and SEP IRA, Roth IRA and SIMPLE IRA.  The Funds also offer a Section 403(b)(7) arrangement for employers of certain tax exempt or educational organizations.  The shareholder’s employer must establish a plan before the shareholder opens a SEP, SIMPLE or 403(b)(7) account.

A description of accounts currently offered, applicable service fees and certain limitations on account contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-228-2121.  The IRA documents contain a disclosure

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statement which the Internal Revenue Service requires to be furnished to individuals who are adopting the IRA.  Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant’s retirement objectives.  Premature withdrawals from a retirement plan will result in adverse tax consequences.  Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES; DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Additionally, if any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

In connection with the determination of the Funds’ net asset values, securities (including securities sold short) that are traded on a recognized stock exchange are valued at the last current sale price on the securities exchange on which such securities are primarily traded.  Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ official closing price.  Securities (including securities sold short) traded on only over-the-counter markets are valued on the basis of closing over-the-counter sales prices.  Securities for which there were no current transactions are valued at the closing bid prices.  Securities sold short for which there were no current sales transactions are valued at the closing asked prices.  Options written or purchased by the Funds are valued at the last sales price if such sales price is between the current bid and asked prices.  Otherwise, options are valued at the mean between the current bid and asked prices.  Debt instruments maturing within 60 days are valued by the amortized cost method.  Any securities, including private equity securities, for which market quotations are not readily available, are valued at their fair value.  Private equity securities are initially carried at their original funded cost.  Changes in the fair value of these securities are made when evidence of a change in value is readily ascertainable.  Among the factors the Company’s Board of Directors or its delegate (if the Board determines in the future to delegate such responsibility to the Adviser) may consider as evidence of a change of value are fundamental analytical data such as earnings or sales, subsequent financings or stock issuances, and offers to merge or other acquisition offers.  In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds’ net asset values.

To illustrate the method of computing the offering price of shares of the Funds, the offering price on December 31, 2007 was as follows:

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	Small-Cap Growth		Growth Opportunities		Emerging Growth

Net Assets divided by	$	[ ]	$	[ ]	$	[ ]
Shares Outstanding equals	[ ]		[ ]		[ ]
Net Asset Value Per Share (Offering & Redemption Price)	$	[ ]	$	[ ]	$	[ ]

	Post-Venture		Technology		Mid-Cap Growth

Net Assets divided by	$	[ ]	$	[ ]	$	[ ]
Shares Outstanding equals	[ ]		[ ]		[ ]
Net Asset Value Per Share (Offering & Redemption Price)	$	[ ]	$	[ ]	$	[ ]

Shares of the Funds may be exchanged for shares of the Northern U.S. Government Money Market Fund as provided in the Prospectus.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Company seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders.  Frequent purchases and sales of shares of the Funds may adversely affect Fund performance and the interests of long-term shareholders.  When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares.  This can happen when it is not advantageous to sell any securities, so the Funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest.  In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

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OTHER INFORMATION

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for a Fund to pay redemptions in cash.  In such cases the Board of Directors may authorize payment to be made in portfolio securities of a Fund.  However, the Funds have obligated themselves under the Investment Company Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

Payment for shares of a Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus.  For further information about this form of payment, contact the Transfer Agent.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Funds’ Prospectus.  Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the SEC.  The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Funds may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months.  The following summarizes the rating categories used by Moody’s for commercial paper in which the Funds may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

The three rating categories of Duff & Phelps for investment grade commercial paper are “Duff 1,” “Duff 2” and “Duff 3.”  Duff & Phelps employs three designations, “Duff 1+,” “Duff 1” and “Duff 1-,” within the highest rating category.  The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Funds may invest:

“Duff 1+” - Debt possesses highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“Duff 1” - Debt possesses very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

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“Duff 1-” - Debt possesses high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

“Duff 2” - Debt possesses good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years.  The highest rating category of Fitch for short-term obligations is “F-1.”  Fitch employs two designations, “F-1+” and “F-1,” within the highest category.  The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

“F-1+” - Securities possess exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure.  The following summarizes the ratings used by Thomson BankWatch in which the Funds may invest:

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries.  The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Funds may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment.  Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

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Corporate Long-Term Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.                    Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.                    Nature of and provisions of the obligation.

3.                    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

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Speculative Grade

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated ‘BB’ has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B - Debt rated ‘B’ has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The ‘B’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC - Debt rated ‘CCC’ has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The ‘CCC’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-’ rating.

CC - Debt rated ‘CC’ typically is applied to debt subordinated to senior debt that is assigned an actual or implied ‘CCC’ rating.

C - Debt rated ‘C’ typically is applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC-’ debt rating.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating ‘CI’ is reserved for income bonds on which no interest is being paid.

D - Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Moody’s Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Fitch IBCA Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in deterring the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security.  Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.’ Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely

63

payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings (‘BB to ‘C’) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default.  For defaulted bonds, the rating (‘DDD’ to ‘D’) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.  Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

BB           Bonds are considered speculative.  The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B              Bonds are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC        Bonds have certain identifiable characteristics which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC           Bonds are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C              Bonds are in imminent default in payment of interest or principal.

DDD, DD

and D     Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

Duff & Phelps, Inc. Long-Term Debt Ratings

These ratings represent a summary opinion of the issuer’s long-term fundamental quality.  Rating determination is based on qualitative and quantitative factors which may vary according

64

to the basic economic and financial characteristics of each industry and each issuer.  Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise.  The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.).  The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.  Review of indenture restrictions is important to the analysis of a company’s operating and financial constraints.

Ratings of ‘BBB-’ and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating Scale	Definition

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA AA-	High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

A+ A A-	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic uncertainty.

BBB+ BBB BBB-	Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+ BB BB-

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ B B-	Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles.

CCC

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

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DD	Default debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP	Preferred stock with dividend arrearages.

66

VAN WAGONER FUNDS, INC.

FORM N-1A

PART C

Item 23. Exhibits.

(a)	(1)

Registrant’s Articles of Incorporation (including all amendments through December 31, 1999) is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.

(a)	(2.1)

Articles of Amendment to Articles of Incorporation dated April 19, 2000 is incorporated by reference to Exhibit a-2 of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.

(a)	(2.2)

Articles Supplementary to Articles of Incorporation dated December 18, 2002 is incorporated by reference to Exhibit a-2.2 of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(b)	Registrant’s By-Laws is incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

	(1)	Amendment to By-Laws dated June 9, 2004 is incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

	(2)	Amendment to By-Laws dated November 16, 2004 is incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.

	(3)	Amendment to By-Laws dated March 7, 2005 is incorporated by reference to Exhibit (b)(3) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

	(4)	Amendment to By-Laws dated May 24, 2006 is incorporated by reference to Exhibit (b)(4) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.

(c)	Instruments Defining Rights of Security Holder – Not applicable.

(d)	(1)	Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Small-Cap Growth Fund dated September 1, 2003 is incorporated by reference to

Exhibit (d)(1) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(2)                                Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Growth Opportunities Fund dated February 24, 2003 is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(3)                                Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Emerging Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(4)                                Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Small-Cap Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(5)                                Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Growth Opportunities Fund dated February 24, 2003 is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(6)                                Amendment dated January 1, 2006 to Investment Advisory Agreement between Van Wagoner Capital Management, Inc. and Van Wagoner Funds, Inc. on behalf of the Emerging Growth Fund dated September 1, 2003 is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(e)                                 Underwriting Agreement by and between Registrant and PFPC Distributors, Inc. dated January 1, 2004 is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A.

(f)                                   Bonus or Profit Sharing Contracts – Not applicable.

(g)                                Form of Custody Agreement by and between Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(h)                                Other Material Contracts:

(1)                                 Administration and Accounting Services Agreement by and between Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A.

(2)                                 Transfer Agency Services Agreement by and between Registrant and PFPC, Inc. is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A.

(i)                                    Amendment dated June 21, 2006 to Transfer Agency Agreement by and between Registrant and PFPC Inc. is incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.

(i)                                    Opinion of Counsel as to Legality of Shares – to be filed by amendment.

(j)                                    Other Opinions:  Consent of Independent Accountants – to be filed by amendment.

(k)                                 Omitted Financial Statements – Not applicable.

(l)                                     (1)           Subscription Agreement is incorporated by reference to Exhibit 13.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(2)                                  Organizational Expenses Agreement is incorporated by reference to Exhibit 13.2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(m)                              Registrant’s Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.

(n)                                18f-3 Plan – Not applicable.

(p)                                Amended Code of Ethics of Registrant and Van Wagoner Capital Management, Inc. dated March 7, 2005 is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.

(q)                                Powers of Attorney are filed herewith.

Item 24. Person Controlled by or Under Common Control with the Fund.

Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

ARTICLE VII

GENERAL PROVISIONS

Section 7. Indemnification.

A.                                   The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgement, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.                                     In the absence of an adjudication which expressly absolves the corporate representatives, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A.  Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who are not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate

C.                                    The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create neither a presumption that the corporate representative met nor a presumption that the corporate representative did not meet the applicable standard of conduct set forth in paragraph A unless such a presumption is specified by the Maryland General Corporation Law, the Investment Company Act of 1940 or in interpretations thereof by courts or the Securities and Exchange Commission.

D.                                   Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.                                     The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to be benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.                                     This corporation shall have the power to purchase and maintain insurance on behalf of any corporate representatives against any liability asserted against him or her and incurred by his or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify his or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representatives against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.                                    “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred of paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

The Adviser was organized in October 1995 for the purpose of providing investment advisory services for the Registrant and other investment advisory clients.  The Adviser is not, nor has it been, engaged in any other business since its inception.

Item 27.  Principal Underwriter

(a)               PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.  As of January 31, 2008, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Highmark Funds

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

PAX World Funds Series Trust I

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Sterling Capital Small Cap Value Fund

The Torray Fund

Van Wagoner Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

(b)              The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406.  The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno DiStefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007
	Secretary and Clerk –	May 29, 2007
Charlene Wilson	Treasurer and Financial Operations Principal, Chief Financial Officer	April 11, 2007
Rita G. Adler	Chief Compliance Officer	April 11, 2007
Jodi L. Jamison	Chief Legal Officer	April 11, 2007
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Julie Bartos	Assistant Secretary and Assistant Clerk	April 11, 2007
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007

Item 28. Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules promulgated thereunder, will be kept in the possession of the Registrant corporate offices, except (1) records held and maintained by PFPC Trust Company relating to its function as custodian, (2) records held and maintained by PFPC Inc. relating to its function as administrator and fund accountant, and (3) records held and maintained by PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581  relating to its functions as transfer agent and dividend disbursing agent.

Item 29. Management Services.

There are no management-related services contracts not discussed in Parts A and B.

Item 30. Undertakings.

Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on this 7th day of February, 2008.

VAN WAGONER FUNDS, INC.

By:	/s/ Susan Freund
Susan Freund
President and Principal Executive Officer;
Treasurer and Principal Financial and
Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Susan Freund	President and	February 7, 2008
Susan Freund	Principal Executive Officer,
Treasurer and Principal
Financial and Accounting
Officer

/s/ Edward Pittman*	Director	February 7, 2008
Edward Pittman

/s/ Greg Linn*	Director	February 7, 2008
Greg Linn

/s/ Andrew Roediger*	Director	February 7, 2008
Andrew Roediger

/s/ Edward Peterson*	Director	February 7, 2008
Edward Peterson

/s/ Jay Jacobs*	Director	February 7, 2008
Jay Jacobs

* By:	/s/ Susan Freund
as Attorney-in-Fact and Agent pursuant to Power of Attorney

Van Wagoner Funds, Inc.

Index to Exhibits to Form N-1A

Exhibit No.

(q)	Powers of Attorney